Exhibit 4.3

                                                           Execution Version
                            Dated 26 March, 2001


                             NORTHERN ROCK PLC
                        as Seller and a Beneficiary


                      GRANITE FINANCE TRUSTEES LIMITED
                            as Mortgages Trustee


                      GRANITE FINANCE FUNDING LIMITED
                               as Beneficiary


                     GRANITE FINANCE FUNDING 2 LIMITED
                               as Beneficiary


                                  - and -


                            THE BANK OF NEW YORK
             as Security Trustee and Funding 2 Security Trustee

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                              TWELFTH AMENDED
                          MORTGAGE SALE AGREEMENT
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                                 SIDLEY AUSTIN
                                 -------------
                                    SIDLEY

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                                  CONTENTS

1.    Definitions and Construction.........................................1

2.    Sale and Purchase of Initial Mortgage Portfolio......................2

3.    Initial Closing Date.................................................2

4.    Sale and Purchase of New Mortgage Portfolios.........................4

5.    Trust of Monies.....................................................12

6.    Perfection of the Assignment........................................13

7.    Undertakings........................................................16

8.    Warranties and Repurchase by the Seller.............................20

9.    Further Assurance...................................................26

10.   Consequences of Breach..............................................26

11.   Subordination.......................................................27

12.   Non-Merger..........................................................27

13.   No Agency or Partnership............................................27

14.   Payments............................................................27

15.   Assignment..........................................................27

16.   Funding Security Trustees...........................................28

17.   New Intercompany Loans..............................................29

18.   Non Petition Covenant; Limited Recourse.............................29

19.   Amendments and Waiver...............................................31

20.   Notices.............................................................31

21.   Third Party Rights..................................................32

22.   Execution in Counterparts; Severability.............................32

23.   Governing Law and Submission to Jurisdiction........................32

24.   Process Agent.......................................................33

25.   Appropriate Forum...................................................33

26.   Transaction Documents...............................................33

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SCHEDULE 1 REPRESENTATIONS AND WARRANTIES.................................35

SCHEDULE 2 FORMS OF TRANSFERS:  REGISTERED AND  UNREGISTERED  LAND AND
      SCOTTISH TRANSFERS..................................................44

Part 1  FORM OF TRANSFER (REGISTERED LAND - ENGLAND AND WALES)............45

Part 2  FORM OF TRANSFER (UNREGISTERED LAND - ENGLAND AND WALES)..........46

Part 3  FORM OF TRANSFER (LAND REGISTER - SCOTLAND).......................48

Part 4  FORM OF TRANSFER (SASINE REGISTER - SCOTLAND).....................50

SCHEDULE 3 ASSIGNMENT OF INSURANCE CONTRACTS..............................52

SCHEDULE 4 INSURANCE CONTRACTS............................................54

SCHEDULE 5................................................................55

Part 1  ASSIGNMENT OF GUARANTEES..........................................55

Part 2  ASSIGNATION OF GUARANTEES.........................................57

SCHEDULE 6 NEW MORTGAGE PORTFOLIO NOTICE..................................60

SCHEDULE 7  LOAN REPURCHASE NOTICE........................................63

SCHEDULE 8 FORM OF NOTIFICATION TO BORROWERS..............................65

SCHEDULE 9 OFFER UNDER CLAUSE 8.6  (REPURCHASE  OF FIXED RATE MORTGAGE
      LOANS)..............................................................66

SCHEDULE 10...............................................................67

Part  1  POWER  OF  ATTORNEY  IN  FAVOUR  OF  THE  MORTGAGES  TRUSTEE,
      FUNDING AND THE SECURITY TRUSTEE....................................67

Part 2 POWER OF  ATTORNEY  IN FAVOUR OF THE  MORTGAGES  TRUSTEE,  EACH
      FUNDING BENEFICIARY AND EACH FUNDING SECURITY TRUSTEE...............70

SCHEDULE 11 FORM OF SCOTTISH TRUST DEED...................................73

SCHEDULE 12 LENDING CRITERIA .............................................80

SCHEDULE 13 STANDARD DOCUMENTATION........................................84

APPENDIX A THE INITIAL MORTGAGE LOAN PORTFOLIO............................93

THIS AGREEMENT IS MADE ON 26 MARCH, 2001 AND AMENDED AND RESTATED PURSUANT TO THE DEEDS OF AMENDMENT AND RESTATEMENT DATED 23 JULY 2001, 28 SEPTEMBER 2001, 20 MARCH 2002, 27 JANUARY 2003, 14 APRIL, 2003, 21 MAY 2003, 26 JANUARY 2004, 28
JANUARY, 2004, 22 SEPTEMBER, 2004, 19 JANUARY, 2005, 15 DECEMBER, 2006 AND 20 APRIL, 2007 BETWEEN:

(1) NORTHERN ROCK PLC (registered number 3273685), a public limited company incorporated under the laws of England and Wales, whose registered office is at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL in its capacity as Seller and in its capacity as a Beneficiary;

(2) GRANITE FINANCE TRUSTEES LIMITED (registered number 79309), a private limited company incorporated under the laws of Jersey, whose registered office is at 22 Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands in its capacity as the Mortgages Trustee;

(3) GRANITE FINANCE FUNDING LIMITED (registered number 79308), a private limited company incorporated under the laws of Jersey, but acting out of its branch office established in England (registered overseas company number FC022999 and branch number BR005916) at 8th Floor, 68 King William Street, London EC4N 7DZ in its capacity as a Beneficiary;

(4) GRANITE FINANCE FUNDING 2 LIMITED (registered number 5249387), a private limited company incorporated under the laws of England and Wales, whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX in its capacity as a Beneficiary; and

(5) THE BANK OF NEW YORK a New York banking corporation whose London branch address is at 40th Floor, One Canada Square, London E14 5AL in its capacity as (1) Security Trustee and (2) as Funding 2 Security Trustee.

WHEREAS:

(A) The Seller carries on the business (inter alia) of originating mortgage loans secured on residential properties located in England, Wales and Scotland.

(B) The Seller has agreed to sell and assign to the Mortgages Trustee certain mortgage loans, together with the benefit of the related security for the same, on the terms and subject to, the conditions set out in this Mortgage Sale Agreement (the "Agreement").

(C) The Mortgages Trustee has agreed to hold the above mentioned mortgage loans together with the benefit of the related security as bare trustee for the Beneficiaries upon, with and subject to the trusts, powers and provisions of the Mortgages Trust Deed.

IT IS HEREBY AGREED AS FOLLOWS:

1.    Definitions and Construction

1.1. The provisions of the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP

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      on 19 January 2005 (as the same have been and may be amended, varied or supplemented from time to time with the consent of the parties hereto) are expressly and specifically incorporated into and shall apply to this Agreement.

1.2. Any reference in this Agreement to any discretion, power or right on the part of the Mortgages Trustee shall be exercised by the Mortgages Trustees only as directed by the Beneficiaries but subject in each case to the provisions of the Mortgages Trust Deed and the Controlling Beneficiary Deed.

2.    Sale and Purchase of Initial Mortgage Portfolio

2.1. Agreement to Assign: Subject to Clause 2.2 (Conditions), in consideration of the Purchase Price for the Initial Mortgage Portfolio (which shall be paid in accordance with Clause 3.3 (Effect of Payment of Initial Purchase Price)) and the covenant of the Mortgages Trustee to hold the Trust Property upon trust for the Seller and Funding as beneficiaries of the Mortgages Trust upon, with and subject to all the trusts, powers and provisions of the Mortgages Trust Deed and the Mortgages Trustee's agreement in Clause 3.5 (Early Repayment Charges) to pay to the Seller any and all Early Repayment Charge Receipts, the Seller hereby agrees to sell and assign the Initial Mortgage Portfolio to the Mortgages Trustee on the Initial Closing Date with full title guarantee.

2.2. Conditions: The obligation of the Seller under Clause 2.1 (Agreement to Assign) shall be subject to and conditional upon:

      (a) the issue by the First Issuer of the Notes on the Initial Closing Date and the borrowing by Funding of the amount provided for under the First Issuer Intercompany Loan Agreement;

      (b) the constitution of the Mortgages Trust on or prior to the Initial Closing Date;

      (c) the Transaction Documents having been executed and delivered by the parties thereto on or before the Initial Closing Date or, in the case of any Transaction Documents which are to be executed immediately after the Initial Closing Date, the same having been executed and being available for delivery and none of the parties knowing of any reason why the same should not be delivered immediately thereafter;

      (d) the payment of the Initial Contribution by Funding to the Mortgages Trustee in accordance with the terms of the Mortgages Trust Deed; and

      (e) the payment of the Initial Purchase Price by the Mortgages Trustee to the Seller in accordance with paragraph (a) of Clause 3.2 (Purchase Price).

3.    Initial Closing Date

3.1. Initial Closing and Conditions Precedent: A meeting shall take place on the Initial Closing Date at the offices of Brown & Wood, 7 Princes Court, London EC2R 8AQ, or such offices as the parties may agree, at which the Seller shall deliver to the Security Trustee (upon request), Funding and the Mortgages Trustee or the representative of such party (or procure such delivery to such party of) the following documents:


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      (a)   an original power of attorney in the form set out in Part 1 of
            Schedule 10 (Power of Attorney in favour of the Mortgages Trustee, Funding and the Security Trustee) duly executed by the Seller;

      (b) a certificate of solvency in relation to the Seller dated as at the Initial Closing Date (in the form of the agreed draft) duly executed by the Seller;

      (c)   a list of the Mortgage Loans in the Initial Mortgage Portfolio;

      (d) an assignment of the Insurance Contracts to the extent that such Insurance Contracts relate to the Initial Mortgage Portfolio in the form set out in Schedule 3 (Assignment of Insurance Contracts) duly executed by the Seller; and

      (e) a certified copy of the board minutes of the securitisation sub-committee of the Seller authorising its duly appointed representatives to agree to the sale and assignment of the Initial Mortgage Portfolio and authorising the execution and performance of this Agreement, the other Transaction Documents and all of the documentation to be entered into pursuant to the Transaction Documents.

3.2. Purchase Price: Subject to fulfilment of the conditions referred to in paragraphs (a) to (and including) (e) of Clause 2.2 (Conditions) and Clause 3.1 (Initial Closing and Conditions Precedent), the Mortgages Trustee shall pay the Purchase Price for the Initial Mortgage Portfolio to the Seller, in the manner that the Seller directs, for value, as follows:

      (a) the Initial Purchase Price for the Initial Mortgage Portfolio shall be paid by the Mortgages Trustee to the Seller on the Initial Closing Date (which Initial Purchase Price shall be paid by the Mortgages Trustee from funds received by the Mortgages Trustee from Funding on such date in respect of Funding's Initial Contribution for the Funding Share of the Closing Trust Property pursuant to the Mortgages Trust Deed);

      (b) subject to and in accordance with the Mortgages Trustee Revenue Priority of Payments, an amount of Deferred Purchase Price in respect of the Mortgage Portfolio shall be paid by the Mortgages Trustee to the Seller on each Distribution Date but only from and to the extent (if any) of any Relevant Distribution (as defined under paragraph (b) of Clause 4.2 (Consideration provided by Funding) of the Mortgages Trust Deed) available for payment on such date and in an amount equal to the Deferred Contribution for the Funding Share of the Trust Property paid by Funding to the Mortgages Trustee on such date or in respect of which the payment of such Deferred Contribution is otherwise satisfied on such date in accordance with the Mortgages Trust Deed; and

      (c) a final amount of Deferred Purchase Price in respect of the Mortgage Portfolio shall be paid by the Mortgages Trustee to the Seller following the receipt by the Mortgages Trustee from Funding of any Final Deferred Contribution, which payment shall be in an amount equal to such Final Deferred Contribution for the Funding Share of the Trust Property paid by Funding to the Mortgages Trustee or in respect of which the payment of such Final


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            Deferred Contribution is otherwise satisfied in accordance with the
            Mortgages Trust Deed.

3.3. Effect of Payment of Initial Purchase Price: The parties hereto acknowledge that the effect of the payment to the Seller by the Mortgages Trustee of the Initial Purchase Price on the Initial Closing Date will be the assignment to the Mortgages Trustee of the beneficial ownership of, and all of the Seller's beneficial right, title, interest and benefit in and to, the Initial Mortgage Portfolio subject to the terms and provisions of the Mortgages Trust Deed, which assignment will be perfected upon the occurrence of any of the events set forth in Clause 6 (Perfection of the Assignment) and the transfer to the Mortgages Trustee of legal title to the Initial Mortgage Portfolio in accordance with Clause 6 (Perfection of the Assignment).

3.4. Documents: The Seller undertakes that from the Initial Closing Date until the perfection of the assignment in accordance with Clause 6.1 (Perfection Events) and delivery of the Title Deeds in accordance with Clause 6.2 (Perfection), the Seller shall hold the deeds and documents constituting the Title Deeds and Mortgage Loan Files and all other certificates, notices, policies, endorsements and other matters necessary to establish title thereto relating to the Mortgage Portfolio that are in its possession or under its control or held to its order to the order of the Mortgages Trustee or as the Mortgages Trustee shall direct.

3.5. Early Repayment Charges: The Mortgages Trustee hereby agrees to pay to the Seller as part of the Deferred Purchase Price any and all Early Repayment Charge Receipts received by the Mortgages Trustee in respect of the Mortgage Loans included in the Initial Mortgage Portfolio PROVIDED THAT, if any Mortgage Loans in respect of which Early Repayment Charges are payable are the subject of a trust pursuant to Clause 5.1 (Trust in favour of Mortgages Trustee), the Seller, the Mortgages Trustee, Funding and the Security Trustee agree that the benefit of any Early Repayment Charges payable in respect of such Mortgage Loan shall, on the date of payment to the Seller of the related Early Repayment Charge Receipts, be released from such trust.

3.6. Insurance: The Seller shall as soon as reasonably practical after the sale and assignment of the Initial Mortgage Portfolio on the Initial Closing Date procure that the respective interests of the Mortgages Trustee, Funding and the Security Trustee are noted by the relevant insurers in relation to each Insurance Contract.

4.    Sale and Purchase of New Mortgage Portfolios

4.1. Agreement to Assign: Subject to fulfilment of the conditions set out in Clauses 2.2 (Conditions), 3.1 (Initial Closing and Conditions Precedent),
      4.2 (Conditions to Effecting an Assignment of New Mortgage Loans) and 4.3 (No Further Assignment), in consideration of either:

      (a) the Purchase Price, if any is payable (which if it is payable shall be paid in accordance with Clause 4.5 (Purchase Price)), for the New Mortgage Portfolio and the covenant by the Mortgages Trustee to hold the Trust Property upon trust for the Seller, Funding and (from and including the Funding 2 Programme Date) Funding 2 as beneficiaries of the Mortgages


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

            Trust, upon, and with and subject to the trusts, powers and provisions of the Mortgages Trust Deed; or

      (b) the covenant by the Mortgages Trustee to hold the Trust Property upon trust for the Seller, Funding and (from and including the Funding 2 Programme Date) Funding 2 as beneficiaries of the Mortgages Trust upon, and with and subject to the trusts, powers and provisions of the Mortgages Trust Deed, and (in either case) the Mortgages Trustee's agreement in Clause 4.8 (Early Repayment Charges) to pay to the Seller any and all Early Repayment Charge Receipts, if the Seller shall at any time and from time to time serve a properly completed New Mortgage Portfolio Notice as set out in
      Schedule 6 (New Mortgage Portfolio Notice) on the Mortgages Trustee, Funding and (from and including the Funding 2 Programme Date) Funding 2 with a copy (upon request) to the Security Trustee and/or (from and including the Funding 2 Programme Date) the Funding 2 Security Trustee (such service to be in the Seller's sole discretion), then on the Assignment Date specified in the New Mortgage Portfolio Notice the Seller agrees that it shall sell and assign to the Mortgages Trustee the relevant New Mortgage Portfolio with full title guarantee (or, in relation to assets and rights situated in or governed by the law of Scotland, with absolute warrandice), PROVIDED THAT (a) the Seller hereby covenants and undertakes that it will not sell and assign New Mortgage Loans to the Mortgages Trustee during any Trust Calculation Period prior to the Distribution Date in such Trust Calculation Period, and (b) the Seller hereby agrees that it is only permitted to make one sale and assignment of New Mortgage Loans to the Mortgages Trustee during any Trust Calculation Period.

4.2. Conditions to Effecting an Assignment of New Mortgage Loans: The conditions to be met as at each Assignment Date in order to effect a sale and assignment of New Mortgage Loans are:

      (a) the aggregate Arrears of Interest in respect of all of the Mortgage Loans in the Mortgage Portfolio, as a percentage of the aggregate gross interest due during the previous 12 months on all Mortgage Loans outstanding during all or part of such period, does not exceed 2 per cent., or such other percentage as agreed to by the Rating Agencies on such Assignment Date. "Arrears of Interest" for this purpose in respect of a Mortgage Loan on any date means the aggregate amount overdue on the Mortgage Loan on that date, but only where such aggregate amount overdue equals or exceeds an amount equal to the Monthly Payment then due on the Mortgage Loan and such amount has been overdue for an entire calendar month;

      (b) the long term, unsecured, unguaranteed and unsubordinated debt obligations of the Seller are rated no lower than A3 by Moody's and A- by Fitch at the time of, and immediately following, the assignment of the New Mortgage Loans to the Mortgages Trustee;

      (c) on the relevant Assignment Date, the aggregate Current Balance of the Mortgage Loans in the Mortgage Portfolio, in respect of which the aggregate amount is then in arrears for at least 3 months, is less than 4 per cent. of the aggregate Current Balance of all Mortgage Loans in the Mortgage Portfolio on


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

            such Assignment Date, unless the Rating Agencies have confirmed that the then current ratings of the Notes will not be adversely affected;

      (d) the Lending Criteria applicable at the time of origination of a relevant New Mortgage Loan have been applied to such New Mortgage Loan and to the circumstances of the Borrower at the time such New Mortgage Loan was made, provided that material variations from such Lending Criteria may occur so long as the Rating Agencies have been notified of any such material variations;

      (e) no New Mortgage Loan has on the relevant Assignment Date an aggregate amount in arrears which is greater than the amount of the Monthly Payment then due;

      (f) the Rating Agencies have not provided written confirmation to the Mortgages Trustee, each Funding Security Trustee and any Issuer that the assignment to the Mortgages Trustee of the New Mortgage Loans on the Assignment Date will adversely affect the then current ratings of the existing Notes of any Issuer (provided that, in respect of the assignment by the Seller to the Mortgages Trustee of a New Mortgage Portfolio in connection with the issuance by an Issuer of Notes and the drawing by a Funding Beneficiary of a loan pursuant to an Intercompany Loan Agreement, the condition to be met at the relevant Assignment Date of such New Mortgage Portfolio will be that the Rating Agencies have confirmed in writing to the Mortgages Trustee, each Funding Security Trustee and such Issuer that the assignment to the Mortgages Trustee of the New Mortgage Portfolio on such Assignment Date will not cause the then current ratings of the existing Notes of any Issuer to be reduced, withdrawn or qualified);

      (g) the aggregate Current Balance of New Mortgage Loans transferred in any one Interest Period does not exceed 10 per cent. of the aggregate Current Balance of Mortgage Loans in the Mortgage Portfolio as at the beginning of that Interest Period;

      (h) each Issuer Reserve Fund is fully funded on the relevant Assignment Date up to the relevant required amount or, if any Issuer Reserve Fund is not so fully funded, no payments have been made from such Issuer Reserve Fund;

      (i) the Funding 2 Reserve Fund is fully funded on the relevant Assignment Date up to the relevant required amount or, if the Funding 2 Reserve Fund is not so fully funded, no payments have been made from it;

      (j) no Intercompany Loan Enforcement Notice has been served in respect of any Intercompany Loan;

      (k) the assignment of the New Mortgage Portfolio on the relevant Assignment Date does not result in the product of WAFF and WALS for the Mortgage Portfolio after such purchase, calculated on the relevant Assignment Date in the same way as for the Initial Mortgage Portfolio (or as agreed by the Administrator and Standard & Poor's and Fitch from time to time), exceeding


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

            the product of WAFF and WALS for the Mortgage Portfolio calculated on the most recent preceding Closing Date plus 0.25 per cent.;

      (l) the assignment of New Mortgage Loans does not result in the Moody's Portfolio Variation Test Value of the Mortgage Loans in the Mortgages Portfolio after such assignment (calculated by applying the Moody's Portfolio Variation Test to such Mortgage Loans on such Assignment Date), exceeding the most recently determined Moody's Portfolio Variation Test Threshold Value as calculated in relation to the Mortgage Loans in the Mortgage Portfolio as the most recent date on which Moody's performed a full pool analysis on the Mortgages Portfolio plus 0.30%;

      (m) to the extent necessary, each Funding Beneficiary and/or each Issuer, as applicable, has entered into appropriate hedging arrangements in respect of such New Mortgage Loans before such Mortgage Loans are assigned to the Mortgage Trust;

      (n) no event of default under the Transaction Documents has occurred which is continuing as at the relevant Assignment Date;

      (o) the weighted average yield on the Mortgage Portfolio together with the New Mortgage Portfolio to be assigned to the Mortgages Trustee on the relevant Assignment Date is not less than LIBOR for three-month sterling deposits plus 0.50 per cent., taking into account the weighted average yield on the Mortgage Loans and the margins on any Basis Rate Swaps as at the relevant Assignment Date;

      (p) no New Mortgage Loan has a maturity date on or after January 2052 and, prior to the redemption in full of all Notes issued by the Funding Issuers, (a) the aggregate Current Balance of Mortgage Loans in the Mortgage Portfolio on the relevant Assignment Date (and after the assignment of the New Mortgage Loans on such date) with a final maturity falling prior to January 2039, expressed as a percentage of the aggregate Current Balance of all Mortgage Loans in the Mortgage Portfolio on the relevant Assignment Date (and after the assignment of the New Mortgage Loans on such date) is not less than (b) the Outstanding Principal Balance of all Notes issued by the Funding Issuers and by the Funding 2 Issuers and outstanding on such Assignment Date (after taking into account any redemptions of such Notes to be made on such date) with a Final Maturity Date (as specified in the terms and conditions of such Notes) falling in or prior to December 2044, expressed as a percentage of the Outstanding Principal Balance of all Notes issued by the Funding Issuers and by the Funding 2 Issuers and outstanding on such Assignment Date (after taking into account any redemptions of such Notes to be made on such date);

      (q) the related Borrower under each New Mortgage Loan has made at least one Monthly Payment;

      (r) for so long as any Notes issued by any Issuer that have a Final Repayment Date earlier than January 2041 are outstanding, the assignment of New Mortgage Loans to the Mortgages Trustee may only occur if, following such assignment, the aggregate number of Repayment Mortgage Loans in the


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

            Mortgage Portfolio is greater than or equal to 25 per cent. of the aggregate number of Mortgage Loans in the Mortgage Portfolio;

      (s) the Rating Agencies have provided written confirmation that the then current ratings on the Notes of any Issuer would not be adversely affected by the assignment to the Mortgages Trustee of a New Mortgage Loan in respect of a mortgage loan product having characteristics and/or features that differ materially from the characteristics and/or features of the Mortgage Loans in the Initial Mortgage Portfolio;

      (t) following the purchase by the Mortgages Trustee of any New Mortgage Portfolio, the aggregate Current Balance of Mortgage Loans in the Mortgage Portfolio that are subject to a maximum rate of interest and which charge interest at the lesser of the Seller's Standard Variable Rate and the maximum rate of interest (as specified in the relevant Mortgage Conditions) (the "Capped Rate Mortgage Loans") will not exceed 3 per. cent of the aggregate Current Balance of all Mortgage Loans in the Mortgage Portfolio (including such Capped Rate Mortgage Loans) as of such Assignment Date, unless Moody's has confirmed in writing that the then current ratings of the Notes will not be adversely affected,

      PROVIDED THAT, if an Initial Purchase Price is payable to the Seller by the Mortgages Trustee on the relevant Assignment Date, only the conditions set out in paragraphs (e), (f), (j), (m), (n), (o), (p), (q) and (s) are required to be satisfied to effect an assignment of the New Mortgage Loans.

      Notwithstanding the foregoing, the Mortgages Trustee may waive or vary any of the conditions set forth in Clause 4.2 provided that each of the Rating Agencies has confirmed in writing (whether or not such confirmation is addressed to the Mortgages Trustee) that the relevant waiver or variation will not adversely affect the then current ratings of the existing Notes of any Issuer or that it approves the relevant waiver or variation.

4.3. No Further Assignment: The Seller and the Mortgages Trustee agree that the Seller may not sell and assign any New Mortgage Portfolio after the earlier to occur of:

      (a) the Step-up Date in respect of the Notes of any Funding Issuer if the option to redeem any such Notes on the related Step-up Date pursuant to Condition 5(D) of those Notes is not exercised; or

      (b) the Step-up Date in respect of the Notes of any Funding 2 Issuer if the option to redeem any such Notes on the related Step-up Date pursuant to Condition 5(D) of those Notes is not exercised and the aggregate Principal Amount Outstanding of such Notes (together with any other Notes of such Funding 2 Issuer in respect of which the applicable Step-Up Date has occurred) as at such Step-Up Date exceeds (GBP)1,000,000,000; or

      (c) the date falling 12 months after the Step-Up Date (the "twelve month date") in respect of any Series and Class of Notes of any Funding 2 Issuer, if the option to redeem any such Notes on or before such twelve month date pursuant to the terms and conditions of such Notes is not exercised.


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

4.4. Closing and Conditions Precedent: A meeting shall take place on the date of the sale and assignment of the relevant New Mortgage Portfolio at the offices of the Seller or at such other office as may be agreed by the parties at which the Seller shall deliver to the Security Trustee and (from and including the Funding 2 Programme Date) the Funding 2 Security Trustee or their respective representatives the following documents:

      (a) a certificate of solvency in relation to the Seller dated the relevant Assignment Date (in the form of the agreed draft) duly executed by the Seller;

      (b) an assignment of the Insurance Contracts to the extent that such Insurance Contracts relate to the New Mortgage Portfolio in the form set out in Schedule 3 (Assignment of Insurance Contracts) duly executed by the Seller;

      (c) a certificate of a duly authorised officer of the Seller attaching a copy of the board minutes referred to in paragraph (e) of Clause 3.1 (Initial Closing and Conditions Precedent) and confirming that the resolutions referred to therein are in full force and effect and have not been amended or rescinded as at the date of the certificate; and

      (d) a Scottish Trust Deed in respect of the Scottish Mortgage Loans in the New Mortgage Portfolio (if any) and their Related Security, in the form set out in Schedule 11 and with the annexure thereto duly completed, duly executed by the Seller, and in any case, after the Funding 2 Programme Date, where only one certificate or instrument (in each case, the "Relevant Document") is available under (a), (b), (c) and/or (d) above and whilst the Funding Security Trustees remain the same entity, delivery of the Relevant Documentation to one Funding Security Trustee shall be deemed to be delivery to both of them.

4.5. Purchase Price: Subject to fulfilment of the conditions referred to in Clauses 4.2 (Conditions to Effecting an Assignment of New Mortgage Loans),
      4.3 (No Further Assignment) and 4.4 (Closing and Conditions Precedent), the Mortgages Trustee shall, if and to the extent that the same is payable, pay the Purchase Price for the New Mortgage Portfolio to the Seller, in the manner that the Seller directs, for value, as follows:

      (a) if any Initial Purchase Price is payable in respect of the New Mortgage Portfolio (which shall only be the case if an Initial Contribution is paid by any Funding Beneficiary to the Mortgages Trustee on such date pursuant to the terms of the Mortgages Trust
            Deed) such Initial Purchase Price shall be paid by the Mortgages Trustee to the Seller on the relevant Assignment Date (which Initial Purchase Price shall be paid by the Mortgages Trustee either from funds received by the Mortgages Trustee from Funding on such date in respect of an Initial Contribution by Funding for the Funding Share of the New Trust Property or from Funding 2 on such date in respect of an Initial Contribution by Funding 2 for the Funding 2 Share of the New Trust Property, in each case pursuant to the Mortgages Trust
            Deed), PROVIDED THAT if on any date the Seller is obliged to repurchase any Mortgage Loan or Mortgage Loans pursuant to Clause
            8.4 (Repurchase), 8.5 (Purchase of Product

            Switches, Further Advances and purchases relating to Personal Secured Loans) or 8.6 (Repurchase of Fixed Rate Mortgage Loans), and on such date the Seller sells and assigns New Mortgage Loans and their Related Security to the Mortgages Trustee, the Seller is entitled to set-off against the repurchase price payable by it on such repurchase as set forth under Clause 8.7 (Completion of Repurchase) the amount of any Initial Purchase Price payable for any such New Mortgage Loans and shall instead pay (or be paid) such net amount; and

      (b) subject to and in accordance with the Mortgages Trustee Revenue Priority of Payments, an amount of Deferred Purchase Price in respect of the Mortgage Portfolio shall be paid by the Mortgages Trustee to the Seller on each Distribution Date but only from and to the extent (if any) of any Funding Relevant Distribution and/or Funding 2 Relevant Distribution available for payment on such date and in an amount equal to the Deferred Contribution paid by the Funding Beneficiaries to the Mortgages Trustee on such date or in respect of which the payment of such Deferred Contribution is otherwise satisfied on such date in accordance with the Mortgages Trust Deed.

4.6.  Effect of Payment of Initial Purchase Price or Fulfilment of Conditions:
      The parties hereto acknowledge that the effect of either the payment to the Seller by the Mortgages Trustee of the Initial Purchase Price on the relevant Assignment Date or, if no Initial Purchase Price is payable on such date, the confirmation from the Seller of the fulfilment of the conditions referred to in Clauses 4.2 (Conditions to Effecting an Assignment of New Mortgage Loans) and the delivery to each Funding Security Trustee of the documents referred to in Clause 4.4 (Closing and Conditions Precedent) on such date, will be the assignment and transfer to the Mortgages Trustee of the beneficial ownership of, and all of the Seller's beneficial right, title, interest and benefit in and to, the New Mortgage Portfolio subject to the terms and provisions of the Mortgages Trust Deed. Upon payment to the Seller by the Mortgages Trustee of the Initial Purchase Price on the relevant Assignment Date or, if no Initial Purchase Price is payable on such date, upon receipt of confirmation from the Seller of the fulfilment of the conditions referred to in Clauses 4.2 (Conditions to Effecting an Assignment of New Mortgage Loans), the fact that any of the conditions referred to in Clause 4.2 (Conditions to Effecting an Assignment of New Mortgage Loans) may not have been satisfied or waived, or any of the conditions precedent set out in Clause 4.4 (Closing and Conditions Precedent) have not been delivered or waived, shall not prevent the sale and assignment of the New Mortgage Portfolio to the Mortgages Trustee on the relevant Assignment Date (or prevent any Scottish Trust Deed from taking effect) and any unsatisfied conditions precedent shall be deemed to have been waived. The foregoing is without prejudice to all of the rights and remedies of the Mortgages Trustee against the Seller, including without limitation, all claims for breach of Representation and Warranty. Each such assignment and transfer will be perfected upon the occurrence of any of the events set forth in Clause 6 (Perfection of the Assignment) and the transfer and assignation to the Mortgages Trustee of legal title to such New Mortgage Portfolio in accordance with Clause 6 (Perfection of the Assignment).

4.7. Documents: The Seller undertakes that from the relevant Assignment Date until the perfection of the assignment in accordance with Clause 6.1 (Perfection Events) and the delivery of the Title Deeds in accordance with Clause 6.2 (Perfection), the Seller shall hold the deeds and documents constituting the Title Deeds and Mortgage Loan Files and all other certificates, notices, policies, endorsements and other matters necessary to establish title thereto relating to the Mortgage Portfolio that are in its possession or under its control or held to its order to the order of the Mortgages Trustee or as the Mortgages Trustee shall direct.

4.8. Early Repayment Charges: The Mortgages Trustee hereby agrees to pay to the Seller as part of the Deferred Purchase Price any and all Early Repayment Charge Receipts received by the Mortgages Trustee in respect of the Mortgage Loans included in the New Mortgage Portfolio PROVIDED THAT, if any Mortgage Loans in respect of which Early Repayment Charges are payable are the subject of a trust pursuant to Clause 5.1 (Trust in favour of Mortgages Trustee), the Seller, the Mortgages Trustee, each Funding Beneficiary and each Funding Security Trustee agree that the benefit of any Early Repayment Charges payable in respect of such Mortgage Loan shall, on the date of payment to the Seller of the related Early Repayment Charge Receipts, be released from such trust.

4.9. Insurance: The Seller shall as soon as reasonably practical after completion of the sale and assignment of each New Mortgage Portfolio procure that the respective interests of the Mortgages Trustee, each Funding Beneficiary and each Funding Security Trustee are noted by the relevant insurers in relation to each Insurance Contract.

4.10. Mortgage Portfolio: Prior to the earliest to occur of:

      (a)   a Trigger Event; and

      (b) if Funding does not enter into a New Intercompany Loan Agreement, the Payment Date in January 2008; and

      (c) on each occasion that Funding enters into a New Intercompany Loan Agreement, the latest Payment Date specified by Funding by notice in writing to the Seller and the Mortgages Trustee as applying in relation to this covenant; and

      (d) on each occasion that Funding 2 enters into a Funding 2 Intercompany Loan Agreement or receives a further advance under any existing Funding 2 Intercompany Loan Agreement, the latest Loan Payment Date specified by Funding 2 by notice in writing to the Seller and the Mortgages Trustee as applying in relation to this covenant, the Seller undertakes to use all reasonable efforts to offer to sell and assign, in accordance with the provisions of this Clause 4 (Sale and Purchase of New Mortgage Portfolios), to the Mortgages Trustee, and the Mortgages Trustee undertakes to use all reasonable endeavours to acquire from the Seller and to hold pursuant to the terms of the Mortgages Trust Deed, sufficient New Mortgage Loans and their Related Security so that the Overcollateralisation Test is not breached on three consecutive Distribution Dates PROVIDED THAT the Seller shall not be obliged to sell and assign to the Mortgages Trustee, and the Mortgages Trustee shall not be obliged to acquire, New Mortgage Loans and their Related Security if in the opinion of the Seller the sale and assignment to the Mortgages Trustee of New Mortgage Loans and their Related Security would adversely affect the business of the Seller.

      For the purposes of this Clause 4.10, the "Overcollateralisation Test" shall be calculated on each Distribution Date and shall be breached on any Distribution Date where the aggregate Current Balance of Mortgage Loans in the Mortgage Portfolio on such Distribution Date is less than an amount equal to the product of 1.05 and the aggregate Principal Amount Outstanding of all Notes of all Issuers at such Distribution Date, and for this purpose:

            (i) where such Notes outstanding are Controlled Amortisation Notes or Scheduled Redemption Notes, the aggregate Principal Amount Outstanding of such Notes will be calculated on a straight-line basis by applying the appropriate "CPR" (being the CPR rate most recently calculated by the Administrator and detailed in the most recent report provided under Clause 12.4(a) of the Administration Agreement) to such Notes on a monthly, rather than a quarterly basis; and

            (ii) where such Notes outstanding are Bullet Redemption Notes, the amount standing to the credit of the Funding 2 Cash Accumulation Ledger will be deducted from the aggregate Principal Amount Outstanding of such Notes.

5.    Trust of Monies

5.1. Trust in favour of Mortgages Trustee: Notwithstanding the assignment and transfer effected by this Agreement (or by any Scottish Trust Deed made pursuant hereto) if at, or at any other time after, the Initial Closing Date or, as the case may be in respect of any New Mortgage Portfolio, the relevant Assignment Date (but prior to any repurchase in accordance with Clause 8.5 (Purchase of Product Switches, Further Advances and purchases relating to Personal Secured Loans)) the Seller holds, or there is held to its order, or it receives, or there is received to its order any property, interest, right or benefit and/or the proceeds thereof hereby agreed to be sold to the Mortgages Trustee, the Seller undertakes with the Mortgages Trustee, each Funding Beneficiary and each Funding Security Trustee that it will hold such property, interest, right or benefit and/or the proceeds thereof upon trust for the Mortgages Trustee (pursuant, in the case of any property, interest, right or benefit and/or the proceeds thereof relating to a Scottish Mortgage Loan or its Related Security, to the relevant Scottish Trust Deed) subject at all times to the Mortgages Trust. In addition, if for any reason the assignment and transfer of the Initial Mortgage Portfolio, or any New Mortgage Portfolio (or any part thereof), or any property, interest, right or benefit therein or any of the proceeds thereof (each a "relevant asset"), is held to be ineffective or unenforceable against any Borrower, the Seller undertakes with the Mortgages Trustee, each Funding Beneficiary and each Funding Security Trustee and hereby declares that it will hold such relevant asset upon trust for the Mortgages Trustee. The Mortgages Trustee agrees that it will hold its beneficial interest in such relevant asset subject at all times to the Mortgages Trust.

5.2. Trust in favour of Seller: If at, or any time after, the Initial Closing Date (in the case of the Initial Mortgage Portfolio) or the relevant Assignment Date (in the case of any New Mortgage Portfolio), the Mortgages Trustee holds, or there is held to its order, or it receives, or there is received to its order, any property, interest, right or benefit relating to:

      (a) any Mortgage Loan or Mortgage Loans under a Mortgage Account and their Related Security repurchased by the Seller pursuant to Clause 8 (Warranties and Repurchase by the Seller); or

      (b) (without prejudice to Clause 10 (Consequences of Breach)) any Early Repayment Charges payable by a Borrower in respect of any Mortgage Loan in the Mortgages Trust;

      and/or the proceeds thereof, the Mortgages Trustee undertakes with the Seller that it will remit, assign or transfer the same to the Seller, as the case may require, and until it does so or to the extent that the Mortgages Trustee is unable to effect such remittance, assignment or transfer, the Mortgages Trustee undertakes to hold such property, interest, right or benefit and/or the proceeds thereof upon trust for the Seller as the sole beneficial owner thereof or as the Seller may direct provided that the Mortgages Trustee shall not be in breach of its obligations under this Clause 5 if, having received any such moneys and paid them to third parties in error, it pays (at the direction of the Beneficiaries) to the Seller an amount equal to the moneys so paid in error in accordance with the Administration Agreement. In addition, if the Seller is required or elects to repurchase any Mortgage Loan and its Related Security pursuant to Clauses 8.4 (Repurchase), 8.5 (Purchase of Product Switches, Further Advances and purchases relating to Personal Secured Loans) or 8.6 (Repurchase of Fixed Rate Mortgage Loans) and such Mortgage Loan or its Related Security, or any part thereof, or any property, interest, right or benefit therein or any of the proceeds thereof (each, a "relevant asset"), is held by the Seller subject to a trust pursuant to Clause 5.1 (Trust in favour of Mortgages Trustee), then the Seller, the Mortgages Trustee, each Funding Beneficiary and each Funding Security Trustee agree that such relevant asset shall be released from the trust constituted pursuant to Clause 5.1 (Trust in favour of Mortgages Trustee) on the date that such relevant asset would otherwise have been repurchased or re-transferred pursuant to Clause 8.7 (Completion of Repurchase).

6.    Perfection of the Assignment

6.1. Perfection Events: The execution of transfers and assignations of the Mortgages to the Mortgages Trustee and the notifications to Borrowers notifying such Borrowers of the assignment or assignation of their Mortgage Loans and Related Security to the Mortgages Trustee shall be completed within 20 business days of receipt of a written request in accordance with Clause 6.2 (Perfection) upon the occurrence of any of the following events:

      (a)   the valid service:

            (i)   of a Funding Intercompany Loan Enforcement Notice;

            (ii)  of a Funding 2 Intercompany Loan Enforcement Notice;

            (iii) of a Note Enforcement Notice (on any Funding Issuer); or

            (iv) of an Issuer Enforcement Notice (on any Funding 2 Issuer), provided that the perfection of an assignment of the Mortgage Portfolio shall not be required if the sole reason for the service of any Note Enforcement Notice (on any Funding Issuer) or any Issuer Enforcement Notice (on any Funding 2 Issuer) is a default by a Swap Provider of any Issuer;

      (b) unless otherwise agreed by the Rating Agencies, the termination of the Seller's role as Administrator under the Administration Agreement and failure of any substitute administrator to assume the duties of the Administrator; or

      (c) the Seller being required by an order of a court of competent jurisdiction, or by a change in law occurring after the Initial Closing Date, or by a regulatory authority of which the Seller is a member or with whose instructions it is customary that the Seller comply, to perfect the transfer of legal title to the Mortgage Loans and the Related Security in favour of the Mortgages Trustee; or (d) the security under:

            (i) the Funding Deed of Charge or any material part of such security; or

            (ii) the Funding 2 Deed of Charge or any material part of such security,

            being in jeopardy and it being necessary to perfect the transfer of legal title to the Mortgage Loans and their Related Security in favour of the Mortgages Trustee in order to reduce such jeopardy materially; or

      (e)   the occurrence of an Insolvency Event in relation to the Seller; or

      (f) notice in writing from the Seller to the Mortgages Trustee and each Funding Beneficiary (with a copy to each Funding Security Trustee) requesting such transfer.

6.2. Perfection: If an event set forth in any of paragraphs (a) to (f) of Clause 6.1 (Perfection Events) occurs and either the Mortgages Trustee or the Funding Beneficiaries (with the consent of the Funding Security Trustees) or the Funding Security Trustees so request in writing the Seller shall perfect the assignments as contemplated by and in accordance with this Clause 6 (Perfection of the Assignment) in relation to all Mortgage Loans then in the Mortgage Portfolio and shall:

            (i) deliver to the Mortgages Trustee all Title Deeds and (subject to receipt of up to date schedules) the transfers and assignations referred to in Clause 6.3 (Transfer Documents) duly executed by the Seller; and

            (ii) give formal notice of the transfers and assignations to the relevant Borrowers, insurers and other persons (all such notices being in such form or forms as may be required by the Mortgages Trustee or the Funding Beneficiaries (with the written consent of the Funding Security Trustees) or the Funding Security Trustees).

6.3. Transfer Documents: If an event set forth in any of paragraphs (a) to (f) of Clause 6.1 (Perfection Events) occurs, the transfers that the Seller is required to deliver are:

      (a) transfers in the form set out in Part 1 of Schedule 2 (Form of Transfer (Registered Land - England and Wales)) of all the English Mortgages then in the Mortgage Portfolio secured (or intended to be secured) over English Properties which comprise registered land (including any English Property which is the subject of an application for first registration at the Land Registry);

      (b) transfers in the form set out in Part 2 of Schedule 2 (Form of Transfer (Unregistered Land - England and Wales)) of all the English Mortgages then in the Mortgage Portfolio secured (or intended to be secured) over English Properties which comprise unregistered land (excluding any which is the subject of an application for first registration);

      (c) assignations in the form set out in Part 3 of Schedule 2 (Form of Transfer (Land Register - Scotland)) of all the Scottish Mortgages then in the Mortgage Portfolio secured (or intended to be secured over Scottish Properties title to which is registered (or in the course of being registered) in the Land Register of Scotland;

      (d) assignations in the form set out in Part 4 of Schedule 2 (Form of Transfer (Sasine Register - Scotland)) of all the Scottish Mortgages then in the Mortgage Portfolio secured (or intended to be secured) over Scottish Properties title to which is recorded (or in the course of being recorded) in the General Register of Sasines;

      (e) transfers and assignations of the benefit of the Guarantees relating to any relevant Mortgage Loan in the form of the Assignment of Guarantees set out in Part 1 of Schedule 5 (Assignment of Guarantees) in relation to Guarantees governed by English law and in the form of the Assignation of Guarantees set out in Part 2 of
            Schedule 5 (Assignation of Guarantees) in relation to Guarantees governed by Scots law; and

      (f) transfers and assignations of the Related Security or any other property or security sold to the Mortgages Trustee under this Agreement in such form as the Mortgages Trustee or the Funding Security Trustees may reasonably require.

      The Mortgages Trustee or any one of the Funding Beneficiaries (with the consent of the relevant Funding Security Trustee) or any one of the Funding Security Trustees may require that the form of any transfer or assignation referred to in this Clause 6.3 be changed at any time to reflect changes in law or relevant registry practice or requirements.

6.4. Prior to Perfection: Prior to perfection pursuant to Clause 6.1 (Perfection Events) and subject to Clause 7.3 (Seller Ratings) and Clauses
      3.6 (Insurance) and 4.9 (Insurance) neither the Mortgages Trustee nor any Funding Beneficiary nor any Funding Security Trustee will:

      (a) register or record itself at, or submit or require the submission of any notice, form, request or application to, or pay any fee for the registration or recording of, or the noting of any interest at, the Land Charges Department of the Land

            Registry or in the Registers of Scotland or at the Land Registry in relation to the Mortgages Trustee's and/or Funding's and/or Funding 2's interests in the Mortgage Portfolio;

      (b) give or require the giving of any notice to any Borrower, insurer or any other person of:

            (i) the assignment or assignation of that Borrower's Mortgage Loan and its Related Security or such other property as may be included in the Mortgage Portfolio to the Mortgages Trustee; or

            (ii) the charge by Funding of Funding's beneficial interest in that Borrower's Mortgage Loan and its Related Security or such other property to the Security Trustee pursuant to the Funding Deed of Charge; or

            (iii) the charge by Funding 2 of Funding 2's beneficial interest in that Borrower's Mortgage Loan and its Related Security or such other property to the Funding 2 Security Trustee pursuant to the Funding 2 Deed of Charge; or

      (c) send or require to be sent to any solicitor who has acted on behalf of the Seller in respect of any Mortgage with respect to which the Seller has not received a complete set of the Title Deeds a letter or other communication requiring such solicitor to hold such documents to the order of the Mortgages Trustee, the Security Trustee or the Funding 2 Security Trustee (as the case may be).

6.5. Further Assurance: The Seller shall, subject to the other provisions of this Clause 6 (Perfection of the Assignment), upon request do all such other deeds, assurances, agreements, instruments, acts and things as the Mortgages Trustee, the Funding Beneficiaries or the Funding Security Trustees may require in order to give effect to the terms of this Agreement and the assignments and assignations contemplated herein.

7.    Undertakings

7.1. Administration: The Mortgages Trustee and each Funding Beneficiary undertake that they will at all times (or will direct the Administrator at all times to) administer and enforce (and exercise their powers and rights and perform their obligations under) the Mortgage Conditions and the Mortgage Loan Agreement relating to each Mortgage Loan comprised in the Mortgage Portfolio and their Related Security in accordance with the Administration Procedures (for so long as these exist and thereafter in accordance with such policies as would be applied by a reasonable, prudent mortgage lender in the conduct of its business).

7.2. Reimbursement of Borrower: The Seller hereby undertakes with the Mortgages Trustee and each Funding Beneficiary that, in the event that any Borrower establishes that it has at any time prior to the Initial Closing Date or, as the case may be, the relevant Assignment Date, paid to the Seller any amounts in excess of sums due to the Seller as at the date of payment under the Mortgage Conditions applicable to that Mortgage Loan (other than any Overpayment made by a Borrower under Flexible

      Mortgage Loan) the Seller will reimburse the Borrower for such overpayment together with any interest, cost or other expense associated therewith. The Seller further agrees to hold the Mortgages Trustee and each Funding Beneficiary harmless against any such claims and to indemnify the Mortgages Trustee and each Funding Beneficiary on an after Tax basis in relation to any costs, expense, loss or other claim which may arise in connection therewith. Any payment made by the Seller to the Mortgages Trustee and each Funding Beneficiary in discharge of the foregoing indemnity shall be regarded as a rebate of part of the Purchase Price of the relevant Mortgage Loan.

7.3. Seller Ratings: The Seller hereby undertakes with the Mortgages Trustee, each Funding Beneficiary and each Funding Security Trustee that if the long term unsecured, unsubordinated and unguaranteed debt obligations of the Seller cease to be assigned a long term credit rating:

      (a) from Moody's of no lower than Baal or from Fitch of no lower than BBB+, the Seller (unless Moody's or Fitch, as applicable, confirms that the then current ratings of the Notes will not be adversely affected) will deliver to the Mortgages Trustee, each Funding Beneficiary and each Funding Security Trustee (upon request) and the Rating Agencies details of the names and addresses of the Borrowers with Mortgage Loans then in the Mortgage Portfolio on computer diskette and a draft letter of notice to such Borrowers of the sale and assignment of those Mortgage Loans and their Related Security to the Mortgages Trustee in the form set out in Schedule 8 (Form of Notification to Borrowers); and

      (b) from S&P of no lower than BBB-, from Moody's of no lower than Baa3 or from Fitch of no lower than BBB-, the Seller (unless S&P, Moody's and Fitch, as applicable, confirms that the then-current ratings of the Notes will not be adversely affected) shall within 10 Business Days of such cessation give notice of the sale and assignment effected by this Agreement (and, in the case of any Scottish Mortgage Loan, the making of the relevant Scottish Trust Deed) to each Borrower with a Mortgage Loan then in the Mortgage Portfolio in the form set out in Schedule 8 (Form of Notification to Borrowers) (and if the Seller fails to give such notice, then the Mortgages Trustee shall give such notice as the Seller's attorney under the power of attorney set out in Schedule 10 (Power of Attorney in favour of the Mortgages Trustee, each Funding Beneficiary and each Funding Security Trustee)),

      (c) provided that, in respect of Clause 7.3(a), should the Seller be required as described in such Clause to provide the details of the names and addresses of Borrowers to the Mortgages Trustee and/or each Funding Beneficiary, the Mortgages Trustee and each Funding Beneficiary (to the extent, in respect of Funding, that such information is to be delivered to Funding other than at its United Kingdom branch office) hereby agrees to appoint an agent that is located in the United Kingdom and which maintains all appropriate registrations, notifications, licences and authorities (if any) required under the Data Protection Act 1998 to receive and maintain such information on its behalf, and under no circumstances shall either the Mortgages Trustee or Funding accept such information at its Jersey registered office or otherwise in Jersey (unless Jersey is declared an "approved state" by the European

            Commission, in which case such data may be delivered to the Mortgages Trustee and/or Funding at their respective Jersey offices).

7.4. Pending Perfection: The Seller undertakes to the Mortgages Trustee, each Funding Beneficiary and each Funding Security Trustee that, pending perfection under Clause 6 (Perfection of the Assignment), the Seller:

      (a) shall promptly notify the Mortgages Trustee, each Funding Beneficiary and (upon request) each Funding Security Trustee if it receives written notice of any litigation or claim calling into question in any material way the Seller's or the Mortgages Trustee's title to any Mortgage Loan comprised in the Mortgage Portfolio or its Related Security or if it becomes aware of any material breach of any of the Representations and Warranties or other obligations under this Agreement; and

      (b) shall, if reasonably required so to do by the Mortgages Trustee, participate or join in and lend its name to and take such other steps as may reasonably be required by the Mortgages Trustee in relation to, any legal proceedings in respect of the Mortgage Loans and their Related Security to the extent necessary to protect, preserve and enforce the Seller's or the Mortgages Trustee's or any Funding Beneficiary's or any Funding Security Trustee's title to or interest in any Mortgage Loan or its Related Security provided that the Seller is reimbursed, subject to and in accordance with the relevant priority of payments under and in accordance with the Transaction Documents, by the Mortgages Trustee and the Funding Beneficiaries for the reasonable legal expenses and costs of such proceedings.

7.5. Responsibility of Seller: The Seller hereby further undertakes with the Mortgages Trustee and each Funding Beneficiary that it is and at all times shall remain solely responsible for any Product Switches (other than a Re-Fixed Mortgage Loan), for funding any Cash Re-Draws made by a Borrower under the Mortgage Conditions and the Mortgage Loan Agreement relating to a Flexible Mortgage Loan, for funding any request for any Further Advance made by a Borrower, for funding any request for any Further Draw under a Personal Secured Loan and for paying to the Mortgages Trustee from time to time an amount equal to the Unpaid Interest associated with any Non-Cash Re-Draw made by a Borrower under the Mortgage Conditions and the Mortgage Loan Agreement relating to a Flexible Mortgage Loan. For the avoidance of doubt, neither the Mortgages Trustee nor any Funding Beneficiary will be required to advance moneys to the Seller or to a Borrower in order to fund such a Re-Draw or Further Advance or Further Draw in any circumstances whatsoever.

7.6.  Product Switches and Further Advances:

      (a)   The Administrator shall not:

            (i) accept an application from, or issue to any Borrower any offer of a Further Advance; or

            (ii) accept an application from, or issue to any Borrower any offer of a Product Switch (except in relation to the exercise of an option by any Borrower for a new fixed rate under a Fixed Rate Mortgage Loan), without first having given notice in writing to the Seller seeking confirmation from the Seller that the Seller will repurchase the Mortgage Loan to which such offer relates from the Mortgages Trustee in accordance with the terms of this Agreement.

      (b) If the Seller gives such confirmation to the Administrator, the Administrator shall then issue to that Borrower the relevant offer referred to in paragraph (a) above on behalf of the Seller and shall (in the case of any offer referred to in paragraph (a) above) then notify the Seller and Mortgages Trustee in writing as soon as the Administrator has accepted the mortgage documentation completed by the Borrower in relation to such offer.

      (c) The Mortgages Trustee shall not itself offer or make any Product Switch or Further Advance (except in relation to the exercise of an option by any Borrower for a new fixed rate under a Fixed Rate Mortgage Loan).

7.7. Standard Variable Rate: Subject to the provisions of Clause 7.9 (Shortfall), the Seller covenants with and undertakes to the Mortgages Trustee, each Funding Beneficiary and each Funding Security Trustee that, where the Administrator determines on any date that there will be a Shortfall during the next succeeding Interest Period and notifies the Seller to such effect, the Seller shall take all steps which are necessary, including publishing any notice which is required in accordance with the Mortgage Conditions, to set the Standard Variable Rate and such other discretionary rates and margins applicable to the Mortgage Loans at such levels as may be notified to the Seller by the Mortgages Trustee, any Funding Beneficiary or any Funding Security Trustee (which rates shall be the same rates as previously notified to the Mortgages Trustee, each Funding Beneficiary and each Funding Security Trustee in accordance with Clause 4.3(b) of the Administration Agreement) as being the rates required in order for no Shortfall to arise.

7.8. Security Powers of Attorney: On the Funding 2 Programme Date, the Seller shall grant security powers of attorney to the Mortgages Trustee, each Funding Beneficiary and each Funding Security Trustee in the form set out in Part 2 of Schedule 10 (Power of Attorney in favour of the Mortgages Trustee, each Funding Beneficiary and each Funding Security Trustee) allowing the Mortgages Trustee, any Funding Beneficiary and/or any Funding Security Trustee and their delegates from time to time (inter alia) to set the Standard Variable Rate, such other discretionary rates and margins applicable to the Mortgage Loans and (save for any Funding Security Trustee) the rate of (and terms relating to) the Existing Borrowers' Re-Fix Rate should the Seller fail to do so in accordance with its obligations under this Agreement, but only to the extent that such rates have been previously notified to the Mortgages Trustee, each Funding Beneficiary and each Funding Security Trustee in accordance with Clause 4.3(b) of the Administration Agreement. On the delivery of such power of attorney in accordance with the previous sentence, the parties hereto agree that the power of attorney delivered by the Seller on 26 March 2001 in accordance with Clause 3.1(a) shall terminate and be of no further effect. Nothing in this Clause 7.8 shall prevent the Seller (or any of its attorneys from time to time) from setting a higher Northern Rock Standard Variable Rate or higher rates for other discretionary rates and margins (or in the case of the Existing Borrowers' Re-Fix Rate setting a higher rate and imposing terms more advantageous to the Mortgages Trustee) than those to be set or required by the Mortgages Trustee, each Funding Beneficiary and/or (other than in respect to an Existing Borrower's Re-Fix Rate) each Funding Security Trustee.

7.9. Shortfall: Unless the Mortgages Trustee, any Funding Beneficiary or any Funding Security Trustee needs to do so to avoid a Shortfall, none of the Mortgages Trustee, each Funding Beneficiary or each Funding Security Trustee shall set the Standard Variable Rate and other discretionary rates and margins for Mortgage Loans which are in the Mortgages Trust (disregarding any discounts or additions to it) at rates higher than the then equivalent rates for mortgage loans which are not in the Mortgage Portfolio.

7.10. Forwarding of Notice: Each Funding Security Trustee undertakes, upon receipt of any notice as specified in Clause 8.5(C) of the Mortgages Trust Deed, to forward such notice to the Mortgages Trustee, each Funding Beneficiary, the Seller and the Cash Manager in the manner set forth in Clause 20 (Notices) within three (3) London Business Days of receipt thereof. Each Funding Security Trustee shall have no other obligation other than the foregoing following receipt of such notice.

8.    Warranties and Repurchase by the Seller

8.1. Representations and Warranties: The Seller makes the Representations and Warranties set out in Schedule 1 (Representations and Warranties) to the Mortgages Trustee, each Funding Beneficiary and each Funding Security
      Trustee:

      (a) in respect of each Mortgage Loan and its Related Security in the Initial Mortgage Portfolio as at the date hereof and on the Initial Closing Date;

      (b) in relation to each New Mortgage Loan (other than Personal Secured Loans if specifically excluded from a Representation and Warranty) and its Related Security in a New Mortgage Portfolio, on the date of the service of the relevant New Mortgage Portfolio Notice and on the relevant Assignment Date;

      (c) in the form set out in Part 2 of Schedule 1 (Representations and Warranties) in relation to the matters and at the dates set out therein; and

      (d) in the form set out in Part 3 of Schedule 1 (Representations and Warranties) in relation to the matters and at the dates set out therein.

8.2. Reliance: The Seller acknowledges that the Representations and Warranties are made with a view to inducing the Mortgages Trustee, each Funding Beneficiary and each Funding Security Trustee either to enter into this Agreement and the other Transaction Documents to which each is a party or to agree to purchase the New Mortgage Loans and their Related Security comprised in each New Mortgage Portfolio, and that the Mortgages Trustee, each Funding Beneficiary and each Funding Security Trustee has entered into this Agreement and the other Transaction Documents to which it is a party in reliance upon the Representations and Warranties notwithstanding any information possessed or discoverable by the Mortgages Trustee any Funding Beneficiary and/or any Funding Security Trustee. The Mortgages Trustee, each Funding Beneficiary and each Funding Security Trustee acknowledges that they have not entered into this Agreement in reliance upon any representation, warranty or undertaking other than those set out in this Agreement or upon any other enquiry, investigation or search whatsoever.

8.3. Remedies: The sole remedy of the Mortgages Trustee, each Funding Beneficiary and each Funding Security Trustee in respect of a breach of any of the Representations and Warranties shall be to take action under this Clause 8 (Warranties and Repurchase by the Seller) or under Clause
      8.4 (Adjustments to Trust Property) of the Mortgages Trust Deed. Furthermore, in respect of any actual or alleged breach of Clause 8.1 (Representations and Warranties), the Mortgages Trustee, any Funding Beneficiary or any Funding Security Trustee shall, as applicable:

      (a) notify the Seller as soon as reasonably practicable following any claim or intimation of claim by any person of or arising from such actual or alleged breach and thereafter keep the Seller informed in relation to such claim or intimation;

      (b) not settle or compromise any such claim made or intimated or otherwise do anything which may be prejudicial to the position of the Seller in relation thereto having regard to this Agreement, except pursuant to the written directions of the Seller or with the Seller's prior written approval, such directions and approval not to be unreasonably withheld; and

      (c) comply with the Seller's reasonable directions as to answering, disputing, defending, compromising, settling, or otherwise in relation to the claim made or initiated (including without limitation the instruction of particular legal advisers), and if and to the extent required by the Seller, do such things as the Seller may reasonably require to enable and authorise the Seller or persons nominated by the Seller to answer, dispute, defend, compromise, settle or otherwise deal with any such claim or intimated claim, or mitigate loss or potential loss on behalf of the Mortgages Trustee, subject in each case to the Seller indemnifying the Mortgages Trustee each Funding Beneficiary and each Funding Security Trustee against the consequences of complying with the Seller's directions and requirements.

8.4. Repurchase: Subject to Clause 8.14 (Repurchase Not Possible), in the event of a material breach of any of the Representations or Warranties in respect of any Mortgage Loan and/or its Related Security as at the Initial Closing Date or, as the case may be, the relevant Assignment Date, which could have a material adverse effect on the Mortgage Loan and/or its Related Security (having regard to, among other things, whether a loss is likely to be incurred in respect of the Mortgage Loan to which the breach relates after taking account of the likelihood of recoverability or otherwise of any sums under any applicable insurance policies), and further provided that:

      (a) the Mortgages Trustee has, or the Funding Beneficiaries or the Funding Security Trustees have, given the Seller not less than 28 days' notice in writing;

      (b) the Mortgages Trustee has obtained the consent of the Funding Security Trustees; and

      (c) such breach, where capable of remedy, is not remedied to the satisfaction of the Funding Beneficiaries and the Funding Security Trustees within the 28 day period referred to in (a) (or such longer period as the Funding Beneficiaries and the Funding Security Trustees may direct the Mortgages Trustee), then at the direction of the Funding Beneficiaries (with the consent of the Funding Security Trustees) or the Funding Security Trustees, the Mortgages Trustee may serve upon the Seller a notice in the form of the Loan Repurchase Notice whereupon the Seller will be required to repurchase
      (i) the relevant Mortgage Loan and its Related Security, (ii) any other Mortgage Loan secured or intended to be secured by that Related Security or any part of it and (iii) any other Mortgage Loan secured on the same Mortgaged Property as the relevant Mortgage Loan to which the breach relates in accordance with Clause 8.7 (Completion of Repurchase), provided, however, that the Funding Security Trustees shall have no duty to provide any such notice to the Seller or consider granting their consent pursuant to this Clause 8.4 unless the Funding Security Trustees have been notified by a party to a Transaction Document of such material breach of such Representation or Warranty which, in the opinion of such party (as communicated to the Funding Security Trustees), could have a material adverse effect on the related Mortgage Loan and/or its Related Security, taking into account the considerations provided in this Clause 8.4, and further provided that prior to receipt of such notice the Funding Security Trustees shall be entitled to assume that no such material breach has occurred.

8.5. Purchase of Product Switches, Further Advances and purchases relating to Personal Secured Loans: In the event of there being at any date in respect of any Mortgage Loan assigned to the Mortgages Trustee hereunder a PS/FA/PSL Event (other than a Mortgage Loan becoming a Re-Fixed Mortgage Loan, such PS/FA/PSL Event being dealt with under Clause 8.6 (Repurchase of Fixed Rate Mortgage Loans)), the Seller may at any time serve notice in the form of the Loan Repurchase Notice on the Mortgages Trustee whereupon the Mortgages Trustee will be required to sell and to transfer to the Seller in accordance with Clause 8.7 (Completion of Repurchase):

      (a) any Mortgage Loan subject to a PS/FA/PSL Event, together with its Related Security;

      (b) any other Mortgage Loan secured or intended to be secured by the Related Security referred to in (a) above or any part of it; and

      (c) any other Mortgage Loan secured on the same Mortgaged Property that secures the Mortgage Loan subject to a PS/FA/PSL Event, together with its Related Security,

      each such Mortgage Loan to be identified in the Loan Repurchase Notice (any such Mortgage Loan or Mortgage Loans, a "PS/FA/PSL Mortgage Loan"), free from the Mortgages Trust and any right or interest that any Funding Security Trustee may have in such PS/FA/PSL Mortgage Loan and its Related Security under the Funding Deed of Charge and/or the Funding 2 Deed of Charge (as applicable). Any PS/FA/PSL Mortgage Loan purchased by the Seller shall be released from the Mortgages Trust and shall no longer constitute part of the Mortgage Portfolio and shall be released from any right or interest that any Funding Security Trustee may have had in such

      Mortgage Loan and its Related Security under the Funding Deed of Charge and/or the Funding 2 Deed of Charge (as applicable) prior to such repurchase.

8.6.  Repurchase of Fixed Rate Mortgage Loans:

      (a) Where a Mortgage Loan bears interest at a fixed rate for a certain period (the "initial fixed rate period"), after the expiry of which the Borrower is entitled to exercise an option for a new fixed rate (whether or not subject to certain conditions), the Mortgages Trustee may by notice in writing to the Seller given at any time not more than 60 days before the expiry of that initial fixed rate period (which for the avoidance of doubt shall exclude any period of extension to which the relevant Borrower is entitled), offer to re-sell to the Seller that Mortgage Loan together with its Related Security if that Mortgage Loan becomes a Re-Fixed Mortgage Loan during the 3-month period immediately following the end of that initial fixed rate period. The offer will be in writing in the form set out in Schedule 9 (Offer under Clause 8.6 (Repurchase of Fixed Rate Mortgage Loans)) and will be signed by or on behalf of the Mortgages Trustee.

      (b)   The Seller may accept the offer made in accordance with paragraph
            (a) above on the date on which that Mortgage Loan becomes a Re-Fixed Mortgage Loan during the 3-month period immediately following the end of the initial fixed rate period relating to it, only by payment to the Mortgages Trustee of the consideration payable for the repurchase of the relevant Mortgage Loan and its Related Security in accordance with Clause 8.7 (Completion of Repurchase).

      (c) The parties hereto acknowledge that the effect of the payment to the Mortgages Trustee by the Seller of the consideration for the repurchase of the relevant Mortgage Loan and its Related Security in accordance with paragraph (b) above will be the assignment and transfer to the Seller of the beneficial ownership of, and all of the Mortgages Trustee's beneficial right, title, interest and benefit in and to, that Mortgage Loan, and completion of the repurchase shall be effected by the parties in accordance with Clause 8.7 (Completion of Repurchase).

      (d) The Seller hereby covenants and undertakes that if it does not accept the offer made by the Mortgages Trustee in accordance with paragraph (b) above, then whether or not the Mortgage Loan becomes a Re-Fixed Mortgage Loan, it will set the Existing Borrowers' Re-Fix Rate applicable for the 3-month period immediately after expiry of the initial fixed rate period relating to that Mortgage Loan at a rate not less than that (and on terms not less advantageous to the Mortgages Trustee or the Funding Beneficiaries than those) notified from time to time to the Seller by the Mortgages Trustee, the Funding Beneficiaries or the Administrator as being required by the Mortgages Trustee or any Funding Beneficiary.

8.7. Completion of Repurchase: Completion of any repurchase or re-transfer or purchase or transfer, as applicable, shall take place:

      (a) in the case of any repurchase or re-transfer pursuant to Clause 8.4 (Repurchase) or any purchase or transfer pursuant to Clause 8.5 (Purchase of

            Product Switches, Further Advances and purchases relating to Personal Secured Loans) on the first London Business Day immediately following expiry of a period of 10 days following the date of the service upon the Seller of the relevant Loan Repurchase Notice or at the Seller's earlier election; or

      (b) in the case of any repurchase or re-transfer pursuant to Clause 8.6 (Repurchase of Fixed Rate Mortgage Loans), immediately upon the Mortgage Loan becoming a Re-Fixed Mortgage Loan,

      whereupon, the Seller shall pay to the Mortgages Trustee an amount equal to the Current Balance of such Mortgage Loan or Mortgage Loans and any Related Security and all Arrears of Interest and Accrued Interest relating thereto as at the date of completion of such repurchase. The provisions of Clause 8.8 (Transfers), Clause 8.9 (Documentation) and Clause 8.16 (Scottish Trust) shall apply to any such repurchase or re-transfer.

8.8. Transfers: On the date of completion of any repurchase of a Mortgage Loan and its Related Security in accordance with this Clause 8 (Warranties and Repurchase by the Seller), the Mortgages Trustee and each Funding Beneficiary shall at the cost of the Seller execute and deliver or cause their respective duly authorised attorneys to execute and deliver to the
      Seller:

      (a) if perfection of the assignment and assignation to the Mortgages Trustee has occurred in accordance with Clause 6 (Perfection of the Assignment):

            (i) if the relevant Mortgage is over Registered Land, a transfer of such Mortgage to the Seller in the form of the Registered Transfer; or

            (ii) if the relevant Mortgage is over Unregistered Land, a transfer to the Seller in the form of the Unregistered Transfer; or

            (iii) if the relevant Mortgage is a Scottish Mortgage, an
                  assignation to the Seller in the applicable form of Scottish Transfer;

      (b) a re-assignment or retrocession of the rights of the Mortgages Trustee in respect of the relevant Related Security each in a form reasonably acceptable to the Seller (which shall, in the case of the re-assignment of the Insurance Contracts, be substantially in the form of the Assignment of Insurance Contracts set out in Schedule 3 (Assignment of Insurance Contracts); and

      (c) a notification to the Administrator that all further sums due in respect of such repurchased Mortgage Loan are for the Seller's account.

8.9. Documentation: Upon any completion of the repurchase of any Mortgage Loan and its Related Security in accordance with this Clause 8 (Warranties and Repurchase by the Seller) the Seller shall cease to be under any further obligation to hold any Title Deeds or other documents relating to such Mortgage Loan or Mortgage Loans and its Related Security to the order of the Mortgages Trustee and any Funding Security Trustee and if the Mortgages Trustee or any Funding Security Trustee then holds the Title Deeds, the Mortgages Trustee or, as the case may be, such Funding Security Trustee shall forthwith return them to the Seller. Any such repurchase by the Seller of a Mortgage Loan or Mortgage Loans and its or their Related Security shall constitute a discharge and release of the Seller from any claims which the Mortgages Trustee and/or any Funding Beneficiary and/or any Funding Security Trustee may have against the Seller arising from the relevant Representation or Warranty in relation to that Mortgage Loan or Mortgage Loans and its or their Related Security only, but shall not affect any rights arising from a breach of any other express provision of this Agreement or any Representation or Warranty in relation to any other Mortgage Loan and other Related Security.

8.10. Notification: For so long as the Seller is the Administrator, forthwith after it becomes aware of any event which may reasonably give rise to an obligation under this Clause 8 (Warranties and Repurchase by the Seller) to repurchase any Mortgage Loan it shall notify the Mortgages Trustee, each Funding Beneficiary and each Funding Security Trustee in writing thereof as soon as reasonably practicable.

8.11. No Prejudice: The terms of this Clause 8 (Warranties and Repurchase by the Seller) shall not prejudice the rights of the Mortgages Trustee or the Beneficiaries under the Mortgages Trust Deed.

8.12. Claims against Seller: If a breach of a Representation or Warranty arises in respect of any Mortgage Loan and (in either case) no repurchase requirement arises in respect of the Seller pursuant to this Clause 8 (Warranties and Repurchase by the Seller), neither the Mortgages Trustee, nor any Funding Beneficiary or any Funding Security Trustee shall have any claim against the Seller in respect of, or in relation to, such breach of Representation or Warranty in relation to that Mortgage but without prejudice to Clause 8.14 (Repurchase Not Possible) and Clause 8.15 (Indemnity) of this Agreement and Clause 8.5 (Adjustments to Trust Property) of the Mortgages Trust Deed. For the avoidance of doubt, save as provided for in this Clause 8 (Warranties and Repurchase by the Seller), the Seller is not obliged to repurchase any other Mortgage Loan or its Related Security.

8.13. Assignment: If the Seller makes any payment to the Mortgages Trustee GIC Account (or as the Mortgages Trustee shall direct) in full satisfaction of any claim made by the Mortgages Trustee, any Funding Beneficiary or any Funding Security Trustee in relation to any Representation or Warranty set out in Schedule 1 (Representations and Warranties), the Mortgages Trustee, each Funding Beneficiary and each Funding Security Trustee, as the case may be, shall assign to the Seller such rights as they have against any third party which relate to such claim.

8.14. Repurchase Not Possible: If a Mortgage Loan has never existed, or has ceased to exist, such that it is not outstanding on the date on which it is due to be repurchased pursuant to this Clause 8 (Warranties and Repurchase by the Seller), the Seller shall not be obliged to repurchase the Mortgage Loan and the Related Security but shall instead indemnify the Mortgages Trustee, each Funding Beneficiary and each Funding Security Trustee against any loss suffered by reason of any Representation or Warranty relating to or otherwise affecting that Mortgage Loan being untrue or incorrect by reference to the facts subsisting at the date on which the relevant Representation or Warranty was given, provided that the amount of such indemnity shall not exceed the sum of (i) the Current Balance of the Mortgage Loan that would have been payable by the Borrower in respect of such Mortgage Loan on and after the relevant completion date for the repurchase in relation to such Mortgage Loan had the

      Mortgage Loan existed and complied with each of the Representations and Warranties set out Schedule 1 (Representations and Warranties) as at such date in relation to such Mortgage Loan and (ii) interest thereon from such relevant completion date at the weighted average yield of the Mortgage Loans.

8.15. Indemnity: The Seller shall indemnify the Mortgages Trustee against any loss suffered as a result of any Borrower exercising a right of set-off against the Mortgages Trustee provided that the amount of such indemnity in relation to any Mortgage Loan shall not exceed the sum of the Current Balance of that Mortgage Loan and interest payable by the Borrower under that Mortgage Loan as at the date that the Borrower exercises the right of set-off.

8.16. Scottish Trust: Upon any completion of the repurchase or purchase by the Seller of any Scottish Mortgage Loan and its Related Security in accordance with this Clause 8 (Warranties and Repurchase by the Seller) such Scottish Mortgage Loan and its Related Security shall thereupon be released from the Scottish Trust and shall cease to form part of the Scottish Trust Property.

9.    Further Assurance

      The parties hereto agree that they will co-operate fully to do all such further acts and things and execute any further documents that may be necessary or desirable to give full effect to the transactions contemplated by this Agreement (but subject always to Clause 6 (Perfection of the Assignment)).

10.   Consequences of Breach

      Without prejudice to Clause 8 (Warranties and Repurchase by the Seller), the Mortgages Trustee, each Funding Beneficiary and each Funding Security Trustee severally acknowledges to and agrees with the Seller, and each Funding Security Trustee severally acknowledges to and agrees with each Funding Beneficiary and the Mortgages Trustee (and with each other Funding Security Trustee), that the Seller shall have no liability or responsibility (whether, in either case, contractual, tortious or delictual, express or implied) for any loss or damage for or in respect of any breach of, or any act or omission in respect of, any of its obligations hereunder other than loss or damage directly (and not indirectly or consequentially) suffered by:

      (a)   the Mortgages Trustee; and/or

      (b) Funding or the assets comprised in the Funding Security constituted by the Funding Deed of Charge; and/or

      (c) Funding 2 or the assets comprised in the Funding 2 Security constituted by the Funding 2 Deed of Charge,

      by reason of such breach, act or omission. For this purpose (and without limiting the scope of the above exclusion in respect of indirect or consequential loss or damage) any loss or damage suffered by the Mortgages Trustee and/or any Funding Beneficiary or such assets which would not have been suffered by it or such assets had the breach, act or omission in question not also been or given rise to an Event of Default or enforcement of the security constituted by the Funding Deed of Charge or enforcement of the security constituted by the Funding 2 Deed of Charge shall be treated as indirect or consequential loss or damage.

11.   Subordination

      The Seller agrees with the Mortgages Trustee, each Funding Beneficiary and each Funding Security Trustee that on the enforcement of any Mortgage any sums owed to the Seller by a Borrower secured under such Mortgage and the rights and remedies of the Seller in respect of the sums owed to the Seller shall at all times be subject and subordinated to any sums owed to the Mortgages Trustee by the Borrower and to the rights and remedies of the Mortgages Trustee in respect of such sums owed to the Mortgages Trustee by the Borrower.

12.   Non-Merger

      Any term of this Agreement to which effect is not given on the Initial Closing Date or on any Assignment Date (including in particular, but without limitation, the liability of the Seller under the Representations and Warranties and the provisions of Clause 4 (Sale and Purchase of New Mortgage Portfolios)) shall not merge and shall remain in full force and effect notwithstanding the sale and purchase contemplated by this Agreement.

13.   No Agency or Partnership

      It is hereby acknowledged and agreed by the parties that nothing in this Agreement shall be construed as giving rise to any relationship of agency, save as expressly provided herein, or partnership between the parties and that in fulfilling its obligations hereunder, each party shall be acting entirely for its own account.

14.   Payments

      All payments to be made pursuant to this Agreement shall be made in sterling in immediately available funds without exercising or seeking to exercise any right of set-off as may otherwise exist and shall be deemed to be made when they are received by the payee and shall be accounted for accordingly unless failure to receive any payment is due to an error by the payee's bank.

15.   Assignment

15.1. Assignment: Subject always to the provisions of Clause 16 (Funding Security Trustees), no party hereto shall be entitled to assign all or any part of its rights or obligations hereunder to any other party without the prior written consent of each of the other parties hereto (which shall not, if requested, be unreasonably withheld) save that:

      (a) Funding shall be entitled to assign by way of security all or any of its rights under this Agreement without such consent to the Security Trustee pursuant to the Funding Deed of Charge and the Security Trustee may at its sole discretion assign all or any of its rights under or in respect of this Agreement without such consent to any successor Security Trustee under the Funding Deed of Charge and may assign all or any part of the Funding Security upon an enforcement of the Funding Security in accordance with the Funding Deed of Charge; and

      (b) Funding 2 shall be entitled to assign by way of security all or any of its rights under this Agreement without such consent to the Funding 2 Security Trustee pursuant to the Funding 2 Deed of Charge and the Funding 2 Security Trustee may at its sole discretion assign all or any of its rights under or in respect of this Agreement without such consent to any successor Funding 2 Security Trustee under the Funding 2 Deed of Charge and may assign all or any part of the Funding 2 Security upon an enforcement of the Funding 2 Security in accordance with the Funding 2 Deed of Charge.

15.2. Acknowledgement of Security Assignment: The Seller acknowledges that:

      (a) on the assignment by Funding of its rights under this Agreement to the Security Trustee pursuant to the Funding Deed of Charge, the Security Trustee may enforce such rights in the Security Trustee's own name without joining Funding in any such action (which right the Seller hereby waives) and the Seller hereby waives as against the Security Trustee any rights or equities in its favour arising from any course of dealing between the Seller and Funding; and

      (b) on the assignment by Funding 2 of its rights under this Agreement to the Funding 2 Security Trustee pursuant to the Funding 2 Deed of Charge, the Funding 2 Security Trustee may enforce such rights in the Funding 2 Security Trustee's own name without joining Funding 2 in any such action (which right the Seller hereby waives) and the Seller hereby waives as against the Funding 2 Security Trustee any rights or equities in its favour arising from any course of dealing between the Seller and Funding 2.

16.   Funding Security Trustees

16.1. Vesting of Rights: If there is any change in the identity of the security trustee in accordance with the Funding Deed of Charge, the Seller, the Mortgages Trustee, each Funding Beneficiary and the Funding 2 Security Trustee shall execute such documents and take such action as the successor security trustee and the outgoing security trustee may require for the purpose of vesting in the successor security trustee the rights and obligations of the outgoing security trustee hereunder and releasing the outgoing security trustee from its future obligations under this Agreement and the Seller shall give notice thereof to the Rating Agencies. If there is any change in the identity of the security trustee in accordance with the Funding 2 Deed of Charge, the Seller, the Mortgages Trustee, each Funding Beneficiary and the Security Trustee shall execute such documents and take such action as the successor security trustee and the outgoing security trustee may require for the purpose of vesting in the successor security trustee the rights and obligations of the outgoing security trustee hereunder and releasing the outgoing security trustee from its future obligations under this Agreement and the Seller shall give notice thereof to the Rating Agencies.

16.2. No Assumption: It is hereby acknowledged and agreed that by its execution of this Agreement no Funding Security Trustee shall assume or have any of the obligations or liabilities of the Seller, any Funding Beneficiary or the Mortgages Trustee or any other Funding Security Trustee hereunder. Furthermore, any liberty or power which may be exercised or any determination which may be made hereunder by a Funding Security Trustee may be exercised or made in its absolute discretion without any obligation to give reasons therefor, but in any event must be exercised or made in accordance with the provisions of the Funding Deed of Charge or the Funding 2 Deed of Charge (as applicable) and the Funding Beneficiary Deed. Without prejudice to the generality of the foregoing, all references to any Funding Security Trustee taking action in connection with any duty of the Seller shall also be read subject to Clause 25 and Schedule 4 of the Administration Agreement.

17.   New Intercompany Loans

      On each occasion that a Funding Beneficiary enters into an Intercompany Loan Agreement or is the recipient of a loan advance under an Intercompany Loan Agreement, then the Seller, the Mortgages Trustee, each Funding Beneficiary and each Funding Security Trustee shall execute such documents and take such action as may be required by the Rating Agencies for the purpose of including the applicable Issuer in the Transaction or taking account of such Intercompany Loan or loan advances and or providing for the rights and obligations of such Issuer or the relevant Funding Beneficiary, including, without limitation:

      (a) effecting any necessary changes to Clause 4 (Sale and Purchase of New Mortgage Portfolios);

      (b) ensuring that any Transaction Document relevant to such Issuer has been executed and delivered prior to the relevant Closing Date;

      (c) executing and delivering all documents required by Clause 4.4 (Closing and Conditions Precedent) in relation to any New Mortgage Portfolio.

18.   Non Petition Covenant; Limited Recourse

18.1. Non Petition Covenant: Each of the parties hereto (except for, in the case of Funding, the Security Trustee and, in the case of Funding 2, the Funding 2 Security Trustee) hereby agrees that it shall not institute against any Funding Beneficiary or the Mortgages Trustee any winding-up, administration, insolvency or similar proceedings so long as any sum is outstanding under any Intercompany Loan Agreement of any Issuer or for two years plus one day since the last day on which any such sum was outstanding.

18.2. Limited Recourse: Each of the parties hereto agrees that:

      (a) in relation to the Mortgages Trustee, any amount payable by the Mortgages Trustee to any other party to this Agreement under this Agreement not being an amount payable out of the Trust Property in accordance with the terms of the Mortgages Trust Deed shall only be payable to the extent that on that date the Mortgages Trustee has sufficient funds to pay such amount out of fees paid to it under the Mortgages Trust Deed; and

      (b)   in relation to Funding:

            (i) only the Security Trustee may enforce the security created in favour of the Security Trustee under the Funding Deed of Charge in accordance with the provisions thereof;

            (ii) notwithstanding any other provision of this Agreement or any other Transaction Document, no sum due or owing to any party to this Agreement from or by Funding under this Agreement shall be payable by Funding except to the extent that Funding has sufficient funds available therefor or (following enforcement of the Funding Security) the Security Trustee has realised sufficient funds from the Funding Security to pay such sum, in each case, subject to and in accordance with the relevant Funding Priority of Payments and provided that all liabilities of Funding required to be paid in priority thereto or pari passu therewith pursuant to such Funding Priority of Payments have been paid, discharged and/or otherwise provided for in full; and

            (iii) it shall not take any steps for the purpose of recovering any amount payable by Funding or enforcing any rights arising out of this Agreement against Funding otherwise than in accordance with the Funding Deed of Charge.

      (c)   in relation to Funding 2:

            (i) only the Funding 2 Security Trustee may enforce the security created in favour of the Funding 2 Security Trustee under the Funding 2 Deed of Charge in accordance with the provisions thereof;

            (ii) notwithstanding any other provision of this Agreement or any other Transaction Document, no sum due or owing to any party to this Agreement from or by Funding 2 under this Agreement shall be payable by Funding 2 except to the extent that Funding 2 has sufficient funds available therefor or (following enforcement of the Funding 2 Security) the Funding 2 Security Trustee has realised sufficient funds from the Funding 2 Security to pay such sum, in each case, subject to and in accordance with the relevant Funding 2 Priority of Payments and provided that all liabilities of Funding 2 required to be paid in priority thereto or pari passu therewith pursuant to such Funding 2 Priority of Payments have been paid, discharged and/or otherwise provided for in full; and

            (iii) it shall not take any steps for the purpose of recovering any amount payable by Funding 2 or enforcing any rights arising out of this Agreement against Funding 2 otherwise than in accordance with the Funding 2 Deed of Charge.

18.3. Corporate Obligations: To the extent permitted by law, no recourse under any obligation, covenant, or agreement of any person contained in this Agreement shall be had against any shareholder, officer or director of such person as such, by the enforcement of any assessment or by any legal proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is a corporate obligation of each person expressed to be a party hereto and no personal liability shall attach to or be incurred by the shareholders, officers, agents or directors of such person as such, or any of them, under or by reason of any of the obligations, covenants or agreements of such person contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by such person of any of such obligations, covenants or agreements, either under any applicable law or by statute or constitution, of every such shareholder, officer, agent or director is hereby expressly waived by each person expressed to be a party hereto as a condition of and consideration for the execution of this Agreement.

19.   Amendments and Waiver

19.1. Entire Agreement: This Agreement sets out the entire agreement and understanding between the parties with respect to the subject matter of this Agreement superseding all prior oral or written understandings other than the other Transaction Documents.

19.2. Amendments and Waiver: No amendment or waiver of any provision of this Agreement nor consent to any departure by any of the parties therefrom shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto. In the case of a waiver or consent, such waiver or consent shall be effective only in the specific instance and as against the party or parties giving it for the specific purpose for which it is given.

19.3. Rights cumulative: The respective rights of each of the parties to this Agreement are cumulative and may be exercised as often as they consider appropriate. No failure on the part of any party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies in this Agreement are cumulative and not exclusive of any remedies provided by law.

20.   Notices

      Any notices or other communication or document to be given or delivered pursuant to this Agreement to any of the parties hereto shall be sufficiently served if sent by prepaid first class post, by hand or by facsimile transmission and shall be deemed to be given (in the case of facsimile transmission) when despatched or (where delivered by hand) on the day of delivery if delivered before 17.00 hours on a London Business Day or on the next London Business Day if delivered thereafter or (in the case of first class post) when it would be received in the ordinary course of the post and shall be sent:

      (a) in the case of the Seller, to Northern Rock plc, Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL (facsimile number 0191 213 2203) for the attention of the Group Secretary;

      (b) in the case of the Mortgages Trustee, to Granite Finance Trustees Limited, 22 Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands, (facsimile number 01534 609 333) for the attention of the Company Secretary;

      (c) in the case of Funding, to Granite Finance Funding Limited, 8th Floor, 68 King William Street, London EC4N 7DZ, (facsimile number 020 8409 8911) for the attention of the Company Secretary;

      (d) in the case of the Security Trustee, to The Bank of New York (London Branch), at One Canada Square, 40th Floor, London E14 5AL (facsimile number 020 7964 6399) for the attention of Corporate Trust (Global Structured Finance);

      (e) in the case of Funding 2, to Granite Finance Funding 2 Limited, Fifth Floor, 100 Wood Street, London, EC2V 7EX (facsimile number 020 7606 0643), for the attention of the Company Secretary (with a copy to the Seller in accordance with (a) above); and

      (f) in the case of the Funding 2 Security Trustee, to The Bank of New York, 40th Floor, One Canada Square, London E14 5AL (facsimile number 020 7964 6399), for the attention of Global Structured Finance (Corporate Trust);

      or to such other address or facsimile number or for the attention of such other person or entity as may from time to time be notified by any party to the others by fifteen days prior written notice in accordance with the provisions of this Clause 20.

21.   Third Party Rights

      A person who is not a party to this Agreement may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999, but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

22.   Execution in Counterparts; Severability

22.1. Counterparts: This Agreement may be executed in any number of counterparts (manually or by facsimile) and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

22.2. Severability: Where any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations under this Agreement, or of such provision or obligation in any other jurisdiction, shall not be affected or impaired thereby.

23.   Governing Law and Submission to Jurisdiction

23.1. Governing Law: This Agreement is governed by, and shall be construed in accordance with, English law (PROVIDED THAT any terms of this Agreement which are particular to the law of Scotland shall be construed in accordance with Scots law).

23.2. Submission to Jurisdiction: Each of the parties hereto irrevocably agrees that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and, for such purposes, irrevocably submits to the jurisdiction of such courts.

24.   Process Agent

      The Mortgages Trustee irrevocably and unconditionally appoints Mourant & Co. Capital (SPV) Limited at 8th Floor, 68 King William Street, London EC4N 7DZ or otherwise at its registered office for the time being as its agent for service of process in England in respect of any proceedings in respect of this Agreement and undertakes that in the event of Mourant & Co. Capital (SPV) Limited ceasing so to act it will appoint another person with a registered office in London as its agent for service of process.

25.   Appropriate Forum

      Each of the parties hereto irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any disputes, and agrees not to claim that any such court is not a convenient or appropriate forum.

26.   Transaction Documents

      To the extent necessary to comply with the requirements of Section 2 Law of Property (Miscellaneous Provisions) Act 1989, this Agreement incorporates by reference to them the Transaction Documents.



AS WITNESS whereof the parties hereto have executed this Agreement for delivery on the day and year first before written.

as Seller and a Beneficiary
EXECUTED for and on behalf of                   )
NORTHERN ROCK PLC                               )
by                                              )

-------------------------


Name:




as Mortgages Trustee
EXECUTED for and on behalf of                   )
GRANITE FINANCE TRUSTEES LIMITED                )
by                                              )

-------------------------


Name:

as Beneficiary

EXECUTED for and on behalf of                   )
GRANITE FINANCE FUNDING LIMITED                 )
by                                              )

-------------------------


Name:





as Beneficiary
EXECUTED by                                     )
GRANITE FINANCE FUNDING 2 LIMITED               )
by                                              )

-------------------------


Name:




as Security Trustee and Funding 2 Security Trustee
EXECUTED by                                     )
THE BANK OF NEW YORK                            )
by                                              )

-------------------------


Name:

                                   SCHEDULE 1
                         REPRESENTATIONS AND WARRANTIES

                                     Part 1

1. The particulars of each Mortgage Loan and its related Mortgage in the Initial Mortgage Portfolio set out in Appendix A to this Agreement are complete, true and accurate in all material respects.

2. Immediately prior to a Closing Date or an Assignment Date, as the case may be, subject to completion of any registration or recording which may be pending at the Land Registry or the Registers of Scotland, the Seller was the absolute beneficial and legal owner of the Mortgage Loans, the Related Security and the other property to be assigned and transferred by the Seller to the Mortgages Trustee under this Agreement at such Closing Date or such Assignment Date, as the case may be, and the Seller has not assigned (whether by way of absolute assignment or by way of security only), transferred, charged, disposed of or dealt with the benefit of any of the Mortgage Loans or their related Mortgages, any of the other rights relating thereto or any of the property, rights, titles, interests or benefits to be sold or assigned pursuant to this Agreement other than pursuant to this Agreement.

3. With the exception of Personal Secured Loans, the Mortgage Conditions and the Mortgage Loan Agreement for each Mortgage Loan and its related Mortgage and the Related Security constitutes a valid and binding obligation of the Borrower enforceable in accordance with its terms (save any terms which are not binding by virtue of the Unfair Terms in Consumer Contracts Regulations 1994 or the Unfair Terms in Consumer Contracts Regulations 1999) and each such related Mortgage and the Related Security secures the repayment of all advances, interest, costs and expenses payable by the relevant Borrower to the Seller in priority to any other charges registered against the relevant Mortgaged Property.

4. At the time that it was made, each Mortgage Loan (other than Personal Secured Loans) complied in all respects with applicable laws, regulations and rules including, without limitation, consumer protection, data protection and contract law.

5. Subject to completion of any registration which may be pending at the Land Registry or the Registers of Scotland, each Mortgage (other than a Mortgage in respect of a Regulated Personal Secured Loan) either constitutes, or will constitute, following registration at the Land Registry (in England and Wales), a first ranking charge by way of legal mortgage or following registration or recording at the Registers in Scotland, a first ranking standard security over the relevant Mortgaged Property.

6.    Each relevant Mortgaged Property is located in England, Wales or Scotland.

7. All steps necessary to perfect the Seller's title to each Mortgage Loan and its related Mortgage were duly taken at the appropriate time or are in the process of being taken with all due diligence.

8. No lien or right of set-off or counterclaim (other than a Right of Set-off referred to in Clause 8.15 (Indemnity)) has been created or arisen between the Seller and any

      Borrower which would entitle such Borrower to reduce the amount of any payment otherwise due under the relevant Mortgage Conditions and the Mortgage Loan Agreement save in relation to the Unfair Terms in Consumer Contracts Regulations 1994 or the Unfair Terms in Consumer Contracts Regulations 1999 and save in relation to section 75 of the CCA.

9. Prior to making a Mortgage Loan to a Borrower, the Seller instructed or required to be instructed on its behalf solicitors to carry out in relation to the relevant Mortgaged Property all investigations, searches and other actions that would have been undertaken by the Seller acting in accordance with standards consistent with those of a reasonable and prudent mortgage lender, lending to Borrowers in England and Wales (in respect of English Mortgage Loans) and Scotland (in respect of Scottish Mortgage Loans), when advancing money in an amount equal to such advance to an individual to be secured on a property of the kind permitted under the Lending Criteria and a report on title was received by or on behalf of the Seller from such solicitors which, either initially or after further investigation revealed no material matter which would cause the Seller, acting reasonably, to decline the Mortgage Loan having regard to the Lending Criteria.

10. In relation to each Mortgage the Borrower has a good and marketable title to the relevant Mortgaged Property.

11. Prior to making a Mortgage Loan the relevant property was valued by an independent valuer from the panel of valuers from time to time appointed by the Seller or by an employee valuer of the Seller, and the results of such valuation would be acceptable to a reasonable and prudent mortgage lender.

12. Prior to making a Mortgage Loan, the nature and amount of such Mortgage Loan, the circumstances of the relevant Borrower and nature of the relevant property satisfied the Lending Criteria in force at that time in all material respects.

13. The exercise of any discretion by the Seller in the making of any Mortgage Loan has been consistent with the practice of a reasonable and prudent mortgage lender.

14. Each Mortgage Loan and its related Mortgage has been made on the terms of the Standard Mortgage Documentation (so far as applicable) which has not been varied in any material respect, save for the making of the Base Rate Pledge.

15. With the exception of agreements for Regulated Personal Secured Loans, no agreement for any Mortgage Loan (other than to the extent it relates to the funding of buildings insurance premiums) is or has ever been, wholly or partly regulated by the CCA (other than by Sections 137 to 140 of the CCA) or constitutes an extortionate credit bargain under Sections 137 to 140 of the CCA or, to the extent it is so regulated or partly regulated, all the requirements of the CCA have been met in full. No Mortgage Loan is, or has ever been, a linked transaction within Section 19 of the CCA.

16. Interest on each Mortgage Loan: (a) is charged on the capital balance of each Mortgage Loan in accordance with the provisions of the applicable Mortgage Conditions and the Mortgage Loan Agreement and its related Mortgage; (b) is not in any event adjusted by reference to the principal amount due thereunder; (c) is payable monthly in advance; and (d) is calculated by reference to the Standard Variable Rate or the Bank of England Base Rate, subject to any applicable caps, discounts and fixed rates and the Base Rate Pledge; and (e) subject to (d) above, may be set by the Seller and its successors and assigns to that Mortgage Loan.

17. No payment of interest (or in the case of Repayment Mortgage Loans, principal and interest) equivalent to an amount in excess of one month's instalment at the applicable rate in respect of a Mortgage Loan in the Initial Mortgage Portfolio was at any time during the 12 months before the relevant Closing Date or Assignment Date, as the case may be, in arrears.

18. So far as the Seller is aware, no Borrower is in material breach of its Mortgage Conditions.

19. So far as the Seller is aware, the underwriting, origination and completion of each Mortgage Loan is not the subject of fraud by any person (including, without limitation, the Borrower or any professional or third party employed or engaged on behalf of the Seller).

20. As at the date of this Agreement, the first payment due has been paid by the relevant Borrower in respect of each Mortgage Loan and each Mortgage Loan was fully performing.

21. Where any Borrower is or was entitled to repayment of any early repayment charge in respect of any mortgage previously held by the Borrower with the Seller, that repayment has been or will be made by the Seller.

22. Except where a Mortgaged Property was at completion of the relevant Mortgage (or, where appropriate, in the case of self-build properties, at the date of completion of the relevant mortgaged property) covered by the Block Buildings Policy or a block buildings policy providing equivalent cover, the Seller took all reasonable steps to ensure that at the date of completion of the relevant Mortgage Loan each Mortgaged Property was:

      (a) insured under a buildings policy either (i) in the joint names of the Borrower and the Seller or (ii) with the interest of the Seller noted thereon;

      (b)   insured under a Block Buildings Policy; or

      (c) with respect to leasehold properties, insured by the relevant landlord with the Seller's approval,

      and in all cases against risks usually covered by a comprehensive buildings policy and to an amount not less than the full reinstatement cost of such Mortgaged Property as determined by an independent valuer or a valuer employed by the Seller.

23. The Block Buildings Policy referred to above covers such fire and other commercial risks as would be required by the Seller acting in accordance with its normal standard for an amount not less than the full reinstatement value of the Properties covered by the Block Buildings Policy.

24. The Insurance Contracts are in full force and effect and all premiums thereon due on or before the date of this Agreement have been paid in full and the Seller is not aware of any circumstances giving the insurer under the Insurance Contracts the right to avoid or terminate such policy in so far as it relates to the Mortgaged Properties or the Mortgage Loans. Where the Lending Criteria then in force required that a Mortgage Loan was covered by the Insurance Contract referred to in paragraph 1 of Schedule 4 (Insurance Contracts), that Mortgage Loan is covered by such Insurance Contract.

25. To the extent that a Guarantee was required under the Lending Criteria in relation to a particular Mortgage Loan, that Guarantee constitutes the valid, binding and enforceable obligations of the guarantor thereunder (save to the extent that any term of the Guarantee is not valid, binding or enforceable by virtue of the Unfair Terms in Consumer Contracts Regulations 1994 or the Unfair Terms in Consumer Contracts Regulations
      1999).

26. If a Mortgaged Property is leasehold or long leasehold, written notice has been given to the landlord of the creation of the Mortgage.

27. In relation to each English Mortgage, any person who at the date when the Mortgage Loan was made has been identified by the Borrower to the Seller as residing or about to reside in the relevant Mortgaged Property is either named as a joint Borrower or has signed a form of consent declaring that he or she agrees that any present or future rights or interests as he or she may have or acquire over or in respect of the relevant Mortgaged Property shall be postponed and made subject to the rights, interests and remedies of the Seller under the relevant Mortgage and that he or she shall not claim any such rights or interests against the Seller. In relation to each Scottish Mortgage, all necessary MHA Documentation has been obtained to as to ensure that neither the relevant Mortgage nor the relevant Mortgaged Property is subject to or affected by any statutory right of occupancy.

28. No Borrower was under 18 years of age at the time of completion of the relevant Mortgage Loan.

29. No Mortgage Loan has a final maturity beyond January 2052 and, prior to the redemption in full of all Notes issued by the Funding Issuers, (a) the aggregate Current Balance of Mortgage Loans in the Mortgage Portfolio with a final maturity falling prior to January 2039, expressed as a percentage of the aggregate Current Balance of all Mortgage Loans in the Mortgage Portfolio is not less than (b) the Outstanding Principal Balance of all Notes issued by the Funding Issuers or by the Funding 2 Issuers and outstanding with a Final Maturity Date (as specified in the terms and conditions of such Notes) falling in or prior to December 2044, expressed as a percentage of the Outstanding Principal Balance of all Notes issued by the Funding Issuers or by the Funding 2 Issuers and outstanding.

30. The Seller has procured that full and proper accounts, books and records have been kept showing clearly all material transactions, payments, receipts and proceedings relating to that Mortgage Loan and its Mortgage and all such accounts, books and records are up to date and in the possession of the Seller or held to its order (subject to the provisions of the Mortgages Trust Deed).

31. The origination and collection practices employed by the Seller with respect to the Mortgage Loans have been, in all respects, legal and consistent with the practice of a reasonable and prudent mortgage lender.

32. The Seller has not received written notice of any litigation or claim calling into question in any material way its title to any Mortgage Loan and its Mortgage or the value of any security. The Seller is not engaged in any litigation, and no litigation is pending or threatened by the Seller, against any person in connection with any report, valuation, opinion, certificate, consent or other statement of fact or opinion given in connection with any Mortgage Loan received by the Seller in connection with the origination of any Mortgage Loan.

33. In respect of any Mortgaged Property which is subject to a second or subsequent mortgage or standard security, the Seller has first priority for the full amount of the Mortgage Loan (other than in respect of a Regulated Personal Secured Loan) and all costs, fees and expenses relative thereto.

34. Subject to completion of any registration or recording which may be pending at the Land Registry or the Registers of Scotland, all Property Deeds and Mortgage Loan Files are held by, or to the order of, the Seller.

35. Each Borrower is a natural person, and no Borrower is at present an employee or an officer of the Seller.

36. All Mortgage Loans were originated by or on behalf of the Seller in the ordinary course of the Seller's residential secured lending activities. No Mortgage Loan was acquired by the Seller subject to any discount and no Mortgage Loan has been written down by the Seller in its accounts.

37. The Mortgage Conditions and the Mortgage Loan Agreement in relation to each Mortgage Loan contain no obligations on the part of the Seller to make any further advances, and all costs, fees and expenses incurred in making, closing or registering the Mortgage Loans and the Related Security have been paid in full.

38. All formal approvals, consents and other steps necessary to permit a legal or equitable or beneficial transfer or a transfer of servicing away from the Seller of the Mortgage Loans and their related Mortgages to be sold under this Agreement whenever required under the Transaction Documents have been obtained or taken and there is no requirement in order for the transfer to be effective to notify the Borrower before, on or after any equitable or beneficial transfer of the Mortgage Loans and their related Mortgages.

39. So far as the Seller is aware, none of the terms in any Mortgage Conditions and the Mortgage Loan Agreement in relation to each Mortgage Loan and its related Mortgage are unfair terms within the meaning of the Unfair Terms in Consumer Contracts Regulations 1994 or the Unfair Terms in Consumer Contracts Regulations 1999 in any material respect save those which impose Early Repayment Charges.

40. The Seller has confirmed to all relevant Borrowers that where any Mortgage Conditions and the Mortgage Loan Agreement relating to any Mortgage Loan provide that where any Early Repayment Charge is payable at any time when the interest rate payable under that Mortgage Loan is equal to or set by reference to the Standard Variable Rate (including without limitation where the Mortgage Conditions and the Mortgage Loan Agreement relating to the Mortgage Loan provide for a capped or discounted rate), the interest rate payable under that Mortgage Loan will be no more than the Bank of England base rate plus a margin which is determined by Northern Rock.

41.   In relation to a Right to Buy Mortgage Loan:

      (a) in the case of each English Mortgage Loan the Seller was at the time of origination of that Mortgage Loan an approved lending institution within the meaning given to that expression in the Housing Act 1985;

      (b) the original advance was made to the person exercising the right to buy; and

      (c) the original advance was made for the purposes of enabling the recipient thereof to purchase the relevant Mortgaged Property.

      For the purpose of this paragraph 41, "Right to Buy Mortgage Loan" means
      (i) in relation to an English Mortgage Loan, a Mortgage Loan in respect of which the "right to buy" provisions of the Housing Act 1985 apply (other than any Mortgage Loan in respect of which the period during which the statutory charge referred to in section 156 of that Act would have existed, had the relevant circumstances applied, has expired) and (ii) in relation to a Scottish Mortgage Loan, a Mortgage Loan in respect of which the "right to buy" provisions of the Housing (Scotland) Act 1987 apply (other than any Mortgage Loan in respect of which the period during which the seller's standard security referred to in section 72 of that Act remains in effect has expired).

42. The loyalty discount applicable to certain Mortgage Loans after seven years will not apply to any such Mortgage Loans during any period when the interest rate is fixed.

43. The Seller has paid to the relevant Borrower the full amount of the cashback payment in relation to any Cashback Mortgage Loan, either upon completion of the relevant Mortgage Loan or, if subsequent to completion, prior to the assignment of such Mortgage Loan to the Mortgages Trustee.

44.   No Mortgage Loan has a Current Balance of more than (GBP)1,000,000.

45. Each English Mortgage Loan and its Related Security in the Mortgage Portfolio was made not earlier than 1 July 1995 and each Scottish Mortgage Loan and its Related Security in the Mortgage Portfolio was made not earlier than 1 July 2001.

46. Each Mortgage Loan was originated by the Seller in pounds sterling and is denominated in pounds sterling (or originated and denominated in euro at any time when the euro has been adopted as the lawful currency of the United Kingdom) and is currently repayable in pounds sterling.

47. The Seller's Lending Criteria are consistent with the criteria that would be used by a reasonable and prudent mortgage lender.

48. The Seller is not aware of any material claim outstanding under any of the Buildings Policies relating to a Mortgaged Property.

49. At origination, no Mortgage Loan had an LTV greater than 95 per cent. In relation to Personal Secured Loans, the combined LTV of the maximum amount of credit provided under that Personal Secured Loan and the other Mortgage Loan Agreements secured on the same property is not greater than 95 per cent.

50. Each Mortgage Loan (other than a Personal Secured Loan) has been made for one of the following purposes:

      (a)   the purchase of land; or

      (b)   the provision of dwellings or business premises on any land; or

      (c) the alteration, enlarging, repair or improvement of a dwelling or business premises on any land provided that such land is also the subject of either (i) an agreement by which the relevant Borrower is provided with credit by the Seller for any of the purposes in (a) or
            (b) above or (ii) an agreement refinancing an agreement under which the relevant Borrower is provided with credit by the Seller for any of the purposes in (a) or (b) above; or

      (d) to refinance any existing indebtedness of the relevant Borrower, whether to the Seller or another person, under any agreement by which the relevant Borrower was provided with credit for any of the purposes in (a), (b) and (c) above.

                                     Part 2

1. In respect of each of the Preliminary Prospectus as of its date (except insofar as the information contained therein has been amended, supplemented or deleted in the Prospectus) and the Prospectus as at the date thereof:

      (a) each of them contained all information with respect to the Seller, the Cut-Off Date Mortgage Portfolio and to the Notes which was material in the context of the issue and offering of the Notes (including all information required by English law);

      (b) the statements contained in each of them relating to the Seller and the Cut-Off Date Mortgage Portfolio were in every material particular true and accurate and not misleading;

      (c) the opinions and intentions expressed in each of them with regard to the Seller and the Initial Mortgage Portfolio were honestly held, were reached after considering all relevant circumstances and were based on reasonable assumptions;

      (d) there were no other facts in relation to the Seller, the Cut-Off Date Mortgage Portfolio or the Notes the omission of which would, in the context of the issue and offering of the Notes, make any statement in either of them misleading; and

      (e) all reasonable enquiries had been made by the Seller to ascertain such facts and to verify the accuracy of all such information and statements.

2. The Seller has not acquired or owned or possessed any rights in the Mortgages Trustee or any Funding Beneficiary such that it would "control" the Mortgages Trustee or any Funding Beneficiary within the meaning of section 416 ICTA 1988.

      There is not any "connection" (within the meaning of section 87 Finance Act 1996) between either the Mortgages Trustee or any Funding Beneficiary, respectively, and any Borrower.

                                     Part 3

The Seller makes the following representations and warranties to the Mortgages Trustee, each Funding Beneficiary and each Funding Security Trustee:

1. Status: It is a public limited company duly incorporated, validly existing and registered under the laws of the jurisdiction in which it is incorporated, capable of being sued in its own right and not subject to any immunity from any proceedings, and it has the power to own its property and assets and to carry on its business as it is being conducted.

2. Powers and authority: It has the power to enter into, perform and deliver, and has taken all necessary corporate and other action to authorise the execution, delivery and performance by it of each of the Transaction Documents to which it is or will be a party, and each such Transaction Document has been duly executed and delivered by it.

3. Legal validity: Each Transaction Document to which it is or will be a party constitutes or when executed in accordance with its terms will constitute its legal, valid and binding obligation.

4. Non-conflict: The execution by it of each of the Transaction Documents to which it is a party and the exercise by it of its rights and the performance of its obligations under such Transaction Documents will not:

      (a) result in the existence or imposition of, nor oblige it to create, any Security Interest in favour of any person over all or any of its present or future revenues or assets save for any which are created under or pursuant to the Transaction Documents;

      (b) conflict with any document which is binding upon it or any of its assets;

      (c)   conflict with its constitutional documents; or

      (d) conflict with any law, regulation or official or judicial order of any government, governmental body or court, domestic or foreign, having jurisdiction over it.

5. No litigation: It is not a party to any material litigation, arbitration or administrative proceedings and, to its knowledge, no material litigation, arbitration or administrative proceedings are pending or threatened against it.

6. Consents and Licences: All governmental consents, licences and other approvals and authorisations required by Northern Rock, in its capacity as Seller, in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, the Transaction Documents have been obtained or effected (as appropriate) and are in full force and effect.

                                 SCHEDULE 2
            FORMS OF TRANSFERS: REGISTERED AND UNREGISTERED LAND
                           AND SCOTTISH TRANSFERS

                                   Part 1

           FORM OF TRANSFER (REGISTERED LAND - ENGLAND AND WALES)

                 In the form of the Land Registry Form TR4

                                   Part 2

          FORM OF TRANSFER (UNREGISTERED LAND - ENGLAND AND WALES)

This Transfer of Mortgages is made on [ ] between NORTHERN ROCK PLC (registered number 3273685) whose registered office is at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL (hereinafter called the "Transferor") of the one part and GRANITE FINANCE TRUSTEES LIMITED (registered number 79309) whose registered office is at 22 Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands (hereinafter called the "Transferee") of the other part.

WHEREAS:

(A) By the charges by way of legal mortgage ("Mortgages") brief particulars of which are set out in the Annexure hereto the properties brief particulars of which are similarly set out ("Properties") became security for the repayment of the moneys therein mentioned.

(B) By a mortgage sale agreement dated 26 March 2001 made between, amongst others, the Transferor and the Transferee (as amended, restated, varied, supplemented or novated from time to time), the Transferor has agreed to sell and the Transferee has agreed to buy all right, title, interest and benefit (both present and future) in and under the Mortgages for the consideration hereinafter mentioned.

NOW THIS DEED WITNESSETH as follows:

1. In consideration of the sums payable and the other consideration under the Agreement by the Transferee (receipt of which is hereby acknowledged) the Transferor with full title guarantee hereby transfers unto the Transferee all right, title, interest and benefit (both present and future) in and under the Mortgages including for the avoidance of doubt:

      (i) the right to demand, sue for, recover, receive and give receipts for all principal moneys payable or to become payable under the Mortgages or the unpaid part thereof and the interest due or to become due thereon; and

      (ii) the benefit of all securities for such principal moneys and interest, the benefit of all consents to mortgage signed by occupiers of the Properties, and the benefit of and the right to sue on all covenants with the Transferor in each Mortgage and the right to exercise all powers of the Transferor in relation to each Mortgage; and

      (iii) all the estate and interest in the Properties vested in the Transferor subject to redemption or cesser; and

      (iv) all causes of action of the Transferor against any person in connection with any report, valuation, opinion, certificate or other statement of fact or opinion or consent to mortgage given in connection with any Mortgage or affecting the Transferor's decision to make the relevant advance.

IN WITNESS of which NORTHERN ROCK PLC has caused this Transfer to be executed and delivered as a deed on the date which appears first above.

EXECUTED under THE COMMON SEAL of         )
NORTHERN ROCK PLC                         )
affixed by order of the Board of Directors)
in the presence of:                       )



---------------------
Authorised Signatory

Name:

Title:



---------------------
Authorised Signatory

Name:

Title:



  [Alternative methods of executing as a deed will be acceptable if effective]

                                   Part 3

                FORM OF TRANSFER (LAND REGISTER - SCOTLAND)

We, NORTHERN ROCK PLC, incorporated under the Companies Acts in England (Registered Number 3273685) and having our Registered Office at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL (the Transferor) CONSIDERING THAT in terms of a Mortgage Sale Agreement among us the Transferor, GRANITE FINANCE TRUSTEES LIMITED, incorporated under the law of Jersey (Registered Number 79309) and having its Registered Office at 22 Grenville Street, St Helier, Jersey JE4 8PX, Channel Islands (the Transferee) and others dated 26 March 2001 (as amended, restated, varied, supplemented or novated from time to time, the Mortgage Sale Agreement) we have sold our whole right, title and interest in and to the Standard Securities and others hereinafter mentioned to the Transferee NOW THEREFORE we the Transferor IN CONSIDERATION of the sums payable in terms of and in implement pro tanto of the Mortgage Sale Agreement HEREBY ASSIGN to the Transferee as trustee under and in terms of the Mortgages Trust Deed among us, the Transferor, the Transferee and others dated 26 March 2001 (as amended, restated, varied, supplemented or novated from time to time, the Mortgages Trust
Deed) and its successor or successors as trustee or trustees under and in terms of the Mortgages Trust Deed:

1 the Standard Securities granted by the respective parties whose names are specified in Column 3 of the Schedule annexed and executed as relative hereto in favour of us the Transferor for all sums due and to become due, to the extent of all sums now due and which may at any time or times hereafter become due under the said Standard Securities, registered said Standard Securities in the Land Register under the Title Number specified in the relative entry in Column 4 of the said Schedule on the date specified in the relative entry in Column 5 of the said Schedule; and

2 the whole rights and interest of us the Transferor in and under all and any personal bonds, credit agreements or agreements for loan (however constituted) secured by the said Standard Securities and granted by or entered into with the said respective parties whose names are specified in Column 3 of the said Schedule, together with all sums, present and future, due thereunder and all other rights, interests and benefits pertaining thereto:

With interest from and also arrears and accumulations of interest due and unpaid as at [ ]: And we grant warrandice: IN WITNESS WHEREOF these presents typewritten on this [and the preceding] page are together with the Schedule annexed hereto executed at [ ] on the [ ] day of [ ] as follows:

SUBSCRIBED for and on behalf of the said
NORTHERN ROCK PLC

by    .........................          .............................

and   .........................          .............................

              Schedule referred to in the foregoing Assignation by
                                Northern Rock plc
                  in favour of GRANITE FINANCE TRUSTEES LIMITED

-------------------------------------------------------------------------------------------------
1                    2                  3                  4                  5
-------------------------------------------------------------------------------------------------
Account No.          Address            Borrowers          Title Number       Registration Date
                                        Full Names
-------------------------------------------------------------------------------------------------

                                     Part 4

                  FORM OF TRANSFER (SASINE REGISTER - SCOTLAND)

We, NORTHERN ROCK PLC, incorporated under the Companies Acts in England (Registered Number 3273685) and having our Registered Office at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL (the Transferor) CONSIDERING THAT in terms of a Mortgage Sale Agreement among us the Transferor, GRANITE FINANCE TRUSTEES LIMITED, incorporated under the law of Jersey (Registered Number 79309) and having its Registered Office at 22 Grenville Street, St Helier, Jersey JE4 8PX, Channel Islands (the Transferee) and others dated 26 March 2001 (as amended, restated, varied, supplemented or novated from time to time, the Mortgage Sale Agreement) we have sold our whole right, title and interest in and to the Standard Securities and others hereinafter mentioned to the Transferee NOW THEREFORE we the Transferor IN CONSIDERATION of the sums payable in terms of and in implement pro tanto of the Mortgage Sale Agreement HEREBY ASSIGN to the Transferee as trustee under and in terms of the Mortgages Trust Deed among us the Transferor, the Transferee and others dated 26 March 2001 (as amended, restated, varied, supplemented or novated from time to time, the Mortgages Trust
Deed) and its successor or successors as trustee or trustees under and in terms of the Mortgages Trust Deed:

1 the Standard Securities granted by the respective parties whose names are specified in Column 3 of the Schedule annexed and executed as relative hereto in favour of us the Transferor for all sums due and to become due, to the extent of all sums now due and which may at any time or times hereafter become due under the said Standard Securities, recorded said Standard Securities in the Register for the County specified in the relative entry in Column 4 of the said Schedule on the date specified in the relative entry in Column 5 of the said Schedule; and

2 the whole rights and interest of us the Transferor in and under all and any personal bonds, credit agreements or agreements for loan (however constituted) secured by the said Standard Securities and granted by or entered into with the said respective parties whose names are specified in Column 3 of the said Schedule, together with all sums, present and future, due thereunder and all other rights, interests and benefits pertaining thereto:

With interest from and also arrears and accumulations of interest due and unpaid as at [ ]: And we grant warrandice: IN WITNESS WHEREOF these presents typewritten on this [and the preceding] page are together with the Schedule annexed hereto executed at [ ] on the [ ] day of [ ] as follows:

SUBSCRIBED for and on behalf of the said
NORTHERN ROCK PLC

by    ...........................           ..................................

and   ...........................           ..................................

            Schedule referred to in the foregoing Assignation by
                             Northern Rock plc
               in favour of Granite Finance Trustees Limited

-------------------------------------------------------------------------------------------------
1                    2                  3                  4                  5
-------------------------------------------------------------------------------------------------
Account No.          Address            Borrowers          County             Recording Date
                                        Full Names
-------------------------------------------------------------------------------------------------

                                   SCHEDULE 3
                        ASSIGNMENT OF INSURANCE CONTRACTS

THIS ASSIGNMENT is made by way of deed on [            ]

BETWEEN

NORTHERN ROCK PLC (registered number 3273685) whose registered office is at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL ("Northern Rock"); and

GRANITE FINANCE TRUSTEES LIMITED (registered number 79309) whose registered office is at 22 Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands (the "Mortgages Trustee")

WHEREAS

(A) By a mortgage sale agreement dated 26 March 2001 (as amended, varied, supplemented or novated from time to time "Mortgage Sale Agreement") and made between, amongst others, Northern Rock as Seller and the Mortgages Trustee, certain mortgages and standard securities (the "Mortgages") and the loans secured thereby were agreed to be transferred to the Mortgages Trustee.

(B) Northern Rock has the benefit of the Insurance Contracts, as defined in the Master Definitions Schedule dated 26 March 2001 (as amended, varied, supplemented or novated from time to time) which relate to the Mortgages and the mortgaged properties upon which they are secured (the "Mortgaged Properties") as well as to certain mortgages and properties in which the Mortgages Trustee has no interest.

(C)   This Assignment is supplemental to the Mortgage Sale Agreement.

NOW THIS DEED WITNESSETH as follows:

In further consideration of the sums and the other consideration referred to in the Mortgage Sale Agreement, Northern Rock with full title guarantee hereby assigns unto the Mortgages Trustee absolutely all the estate and interest in the Insurance Contracts including the rights to receive the proceeds of any claim to the extent only that such estate, interest, and rights relate to the Mortgaged Properties and/or the Mortgages, to hold the same unto the Mortgages Trustee absolutely.

IN WITNESS of which NORTHERN ROCK PLC has caused this Assignment to be executed and delivered as a Deed or the date which first appears above.

EXECUTED under THE COMMON SEAL of             )
NORTHERN ROCK PLC                             )
affixed by order of the Board of Directors    )
in the presence of:                           )



---------------------
Authorised Signatory

Name:

Title:

---------------------
Authorised Signatory

Name:

Title:

                                   SCHEDULE 4
                               INSURANCE CONTRACTS

Policy number        Insurer                     Policy name/type       Date of Policy
1. NR 9501           Northern Rock Mortgage      Mortgage Indemnity     18.07.1996
                     Indemnity Company Limited

2.(a)BL-HHS          AXA General Insurance       Supercover Buildings   01.01.1997
                     Limited                     and Contents

(b)DR-FHH            AXA General Insurance       Superchoice Buildings  01.01.1997
                     Limited                     and Contents

(c)DR-SGD            AXA General Insurance       Supercover Gold        01.11.1999
                     Limited                     Buildings and Contents

(d)AG112/Z1413248    AXA General Insurance       Contingency Insurance  23.04.2003
                     Limited

(e)AG112/Z1413256    AXA General Insurance       Properties in          18.10.1999
                     Limited                     Possession

(f)BL-BBR            AXA General Insurance       Cover Me Buildings     18.12.2000
                     Limited                     and Contents

                                 SCHEDULE 5

                                   Part 1

                          ASSIGNMENT OF GUARANTEES

THIS ASSIGNMENT is made by way of deed on [               ]

BETWEEN:

NORTHERN ROCK PLC (registered number 3273685) whose registered office is at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL ("Northern Rock"); and

GRANITE FINANCE TRUSTEES LIMITED (registered number 79309) whose registered office is at 22 Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands (the "Mortgages Trustee")

WHEREAS:

(A) By a mortgage sale agreement dated 26 March 2001 (as amended, varied, supplemented or novated from time to time the "Mortgage Sale Agreement") and made between, amongst others, Northern Rock and the Mortgages Trustee, certain mortgages (the "Mortgages") were agreed to be transferred and assigned to the Mortgages Trustee.

(B) Northern Rock has the benefit of the Guarantees as defined in the Master Definitions Agreement dated 26 March 2001 (as amended, varied, supplemented or novated from time to time) which relate to certain of the Mortgages.

(C)   This Assignment is made pursuant to the Mortgage Sale Agreement.

NOW THIS DEED WITNESSETH as follows:

In further consideration of the sums and the other consideration referred to in the Mortgage Sale Agreement, Northern Rock with full title guarantee hereby assigns unto the Mortgages Trustee all its right, title, interest and benefit (both present and future) in the Guarantees relating to the Mortgages the subject of a Transfer of even date herewith including for the avoidance of doubt:

(i) the benefit of and the right to sue on all covenants with and undertakings to Northern Rock in each Guarantee and the right to exercise all powers of Northern Rock in relation to each Guarantee; and

(ii)  all the estate and interest in the Guarantees vested in Northern Rock;

to hold the same unto the Mortgages Trustee absolutely.

IN WITNESS of which NORTHERN ROCK PLC has caused this Assignment to be executed and delivered as a deed on the date which first appears above.

EXECUTED under THE COMMON SEAL of           )
NORTHERN ROCK PLC                           )
affixed by order of the Board of Directors  )
in the presence of:                         )



---------------------
Authorised Signatory

Name:

Title:

---------------------
Authorised Signatory

Name:

Title:

[Alternative methods of executing as a deed will be acceptable if effective]

                                   Part 2

                         ASSIGNATION OF GUARANTEES

ASSIGNATION

by

NORTHERN ROCK PLC, incorporated in England (Registered Number 3273685) whose Registered Office is at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL (Northern Rock);

in favour of

GRANITE FINANCE TRUSTEES LIMITED, incorporated in Jersey (Registered Number 79309) whose Registered Office is at 22 Grenville Street, St Helier, Jersey JE4 8PX, Channel Islands (the "Mortgages Trustee")

WHEREAS:

(A) By a mortgage sale agreement dated 26 March 2001 (as amended, varied, supplemented or novated from time to time, the "Mortgage Sale Agreement") and made between, amongst others, Northern Rock and the Mortgages Trustee, certain mortgage loans and their related security (the "Mortgages") were agreed to be transferred and assigned to the Mortgages Trustee;

(B) Northern Rock has the benefit of the Guarantees as defined in the Master Definitions Agreement dated 26 March 2001 (as amended, varied, supplemented or novated from time to time) which relate to certain of the Mortgages;

(C)   This Assignation is made pursuant to the Mortgage Sale Agreement;

NOW THEREFORE the parties hereby AGREE as follows:

1     Assignation

      Northern Rock hereby assigns to the Mortgages Trustee with absolute warrandice its whole right, title, benefit and interest, present and future, in and to the Guarantees governed by Scots law and detailed in the Schedule hereto (the "Scottish Guarantees") relating to the Mortgages including for the avoidance of doubt the benefit of and the right to sue on all obligations and undertakings to Northern Rock in each Scottish Guarantee and the right to exercise all powers of Northern Rock in relation to each Scottish Guarantee.

2     Intimation

      Northern Rock hereby undertakes to the Mortgages Trustee that it will, within fourteen days of the execution of this deed, serve a notice of assignation by recorded delivery post in such form as the Mortgages Trustee shall approve upon each of the Guarantors pursuant to each Scottish Guarantee.

3     Governing Law

      This deed shall be governed by Scots law and the parties hereto submit to the non-exclusive jurisdiction of the Scottish courts.

IN WITNESS WHEREOF these presents consisting of this and the preceding page together with the Schedule annexed hereto are executed as follows:

SUBSCRIBED for and on behalf of the said
NORTHERN ROCK PLC

at    ....................................            ......................

on    ....................................            ......................

by    ....................................

and   ....................................

SUBSCRIBED for and on behalf of the said
GRANITE FINANCE TRUSTEES LIMITED

at    ....................................            ......................

on    ....................................            ......................

by    ....................................

and   ....................................

     Schedule referred to in the foregoing Assignation of Guarantees by Northern Rock PLC in favour of Granite Finance Trustees Limited

                          [Details of Guarantees]

                                 SCHEDULE 6
                       NEW MORTGAGE PORTFOLIO NOTICE

                                                            Dated [        ]

1. It is hereby agreed for the purpose of this notice the "Principal Agreement" shall mean the Mortgage Sale Agreement dated 26 March 2001 made between, amongst others, (1) NORTHERN ROCK PLC (the "Seller") and (2) GRANITE FINANCE TRUSTEES LIMITED (the "Mortgages Trustee"), as the same may be amended, varied, supplemented or novated from time to time.

2. Save where the context otherwise requires, words and expressions in this notice shall have the same meanings respectively as when used in the Principal Agreement.

3. In accordance with and subject to Clause 4.1 (Agreement to Assign) of the Principal Agreement, upon receipt by the Seller of the duplicate of this notice signed by the Mortgages Trustee, there shall exist between the Seller and the Mortgages Trustee an agreement (the "Agreement for Sale") for the sale and assignment by the Seller to the Mortgages Trustee of the New Mortgage Loans and the Related Security more particularly described in the Schedule hereto (other than any New Mortgage Loans and their Related Security which have been redeemed in full prior to the next following Assignment Date). Completion of such sale shall take place, subject to the provisions of the Principal Agreement, on [ ] (the "Assignment Date").

4. The Seller hereby confirms that the conditions required to be fulfilled pursuant to Clause 4.2 (Conditions to Effecting an Assignment of New Mortgage Loans) of the Principal Agreement have been fulfilled [/save for conditions ( ) ( ) and ( )]

5. The Agreement for Sale shall incorporate, mutatis mutandis, the relevant provisions of the Principal Agreement.

Signed for and on behalf of               )
NORTHERN ROCK PLC                         )
by:                                       )



---------------------

[On duplicate

We hereby acknowledge receipt of the New Mortgage Portfolio Notice dated [ ], and confirm [that the conditions set out in paragraph ( ) ( ) and ( ) of Clause
4.2 (Conditions to Effecting an Assignment of New Mortgage Loans) have been waived and] the sale and assignment of the New Mortgage Loans as set out in that notice.

Signed for and on behalf of               )
GRANITE FINANCE TRUSTEES LIMITED          )
by:                                       )



---------------------

                                  Schedule

-------------------------------------------------------------------------------------------------
1                         2                      3                       4
-------------------------------------------------------------------------------------------------
Account No.               Property Address       Name(s)                 Date of Mortgage
                                                                         Completion
-------------------------------------------------------------------------------------------------

                                 SCHEDULE 7

                           LOAN REPURCHASE NOTICE

                                                                 Dated [       ]

1. We refer to the Mortgage Sale Agreement dated 26 March 2001 (as amended, varied, supplemented or novated from time to time the "Principal Agreement") made between, amongst others, (1) NORTHERN ROCK PLC (the "Seller") and (2) GRANITE FINANCE TRUSTEES LIMITED (the "Mortgages Trustee").

2. Save where the context otherwise requires, words and expressions in this notice shall have the same meanings respectively as when used in the Principal Agreement.

3. We hereby send this notice pursuant to and in accordance with Clause [8.4 (Repurchase)/8.5 (Purchase of Product Switches, Further Advances and purchases relating to Personal Secured Loans)]* of the Principal Agreement, upon receipt of which you as [the Seller/the Mortgages Trustee]* will be required to [repurchase from us/re-sell to us/purchase from us/sell to us]* the Mortgage Loan(s) and Related Security set out in the attached schedule in accordance with the terms of Clause 8 (Repurchase) of the Principal Agreement on [insert date].

Signed for and on behalf of               )
[GRANITE FINANCE TRUSTEES                 )
LIMITED/NORTHERN ROCK PLC]                )
by:                                       )



---------------------


* Delete as appropriate

                                  Schedule

1               2                      3          4
Account No.     Property Address       Name(s)    Date of Mortgage Completion

                                 SCHEDULE 8
                     FORM OF NOTIFICATION TO BORROWERS

[To:  Borrower]

Dear Sirs,

Northern Rock

Account No.[     ]

We hereby notify you that on [ ], Northern Rock agreed to sell your mortgage to Granite Finance Trustees Limited.

[Additional text will be allowed with the consent of the Mortgages Trustee and the Funding Security Trustees]

Yours faithfully,

Northern Rock plc

                                   SCHEDULE 9
        OFFER UNDER CLAUSE 8.6 (REPURCHASE OF FIXED RATE MORTGAGE LOANS)

To:   Northern Rock plc
      Northern Rock House
      Gosforth
      Newcastle upon Tyne
      NE3 4PL

From: Granite Finance Trustees Limited
      22 Grenville Street
      St Helier
      Jersey
      Channel Islands
      JE4 8PX

Date: [      ]

Pursuant to Clause 8.6 (Repurchase of Fixed Rate Mortgage Loans) of the mortgage sale agreement dated 26 March 2001 made between, amongst others, (1) Northern Rock plc and (2) Granite Finance Trustees Limited (as amended, varied, supplemented or novated from time to time the "Agreement") we hereby offer to re-sell to you the Mortgage Loan(s) together with their Related Security, details of which are set out in the attached print out, if such Mortgage Loan(s) become Re-Fixed Mortgage Loans within 3 months of the expiry of the relevant initial fixed rate periods applicable to that/those Mortgage Loans. If you wish to do so, please accept this offer by payment to us of the consideration for the repurchase of the relevant Mortgage Loan(s) and Related Security in accordance with Clause 8.6 (Repurchase of Fixed Rate Mortgage Loans) of the Agreement if such Mortgage Loan(s) become Re-Fixed Mortgage Loans within 3 months of the expiry of the relevant initial fixed rate periods applicable to that/those Mortgage Loans. Capitalised terms used in this notice and not defined herein have the meanings given to them in the Agreement.

Signed for and on behalf of                  )
GRANITE FINANCE TRUSTEES                     )
LIMITED                                      )
as Seller                                    )
[acting as its attorney NORTHERN ROCK PLC:]  )

                                SCHEDULE 10

                                   Part 1

                       POWER OF ATTORNEY IN FAVOUR OF
          THE MORTGAGES TRUSTEE, FUNDING AND THE SECURITY TRUSTEE



THIS DEED OF POWER OF ATTORNEY is made on the [o] by:

(1) NORTHERN ROCK PLC whose registered office is at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL (registered number 3273685) in its capacity as Seller,

in favour of each of:

(2) GRANITE FINANCE TRUSTEES LIMITED whose registered office is at 22 Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands (registered number 79309) in its capacity as Mortgages Trustee;

(3) GRANITE FINANCE FUNDING LIMITED, acting out of its branch office established in England (registered overseas company number FC022999 and branch number BR005916) at 69 Park Lane, Croydon CR9 1TQ and

(4) THE BANK OF NEW YORK a New York Banking Corporation whose London branch address is at 48th Floor, One Canada Square, London E14 5AL in its capacity as Security Trustee.

WHEREAS:

(A) By virtue of a mortgage sale agreement (the "Mortgage Sale Agreement") dated 26 March 2001 and as subsequently amended, and made between (1) the Seller, (2) the Mortgages Trustee (3) Funding and (4) the Security Trustee, provision was made for the execution by the Seller of this Power of Attorney.

NOW THIS DEED WITNESSETH:

1. The provisions of the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on [o] (as the same have been and may be amended, varied or supplemented from time to time with the consent of the parties hereto) are expressly and specifically incorporated into and shall apply to this Deed.

2. The Seller irrevocably and by way of security for the performance of the covenants, conditions and undertakings on the part of the Seller contained in the Mortgage Sale Agreement and the Administration Agreement HEREBY APPOINTS each of Funding, the Mortgages Trustee and the Security Trustee (each an "Attorney") and any receiver and/or administrator appointed from time to time in respect of Funding and/or the Mortgages Trustee or their assets severally to be its true and lawful attorney for the Seller and in the Seller's name or otherwise to do any act, matter or thing which any Attorney considers necessary for the protection or preservation of that Attorney's interest in the Mortgage Loans, the Mortgages, the Mortgage Deeds and their Related Security or which ought to be done under the covenants, undertakings and provisions contained in the Mortgage Sale Agreement including (without limitation) any or all of the following that is to say:

      (a) to exercise its rights, powers and discretions under the Mortgage Loans, the Mortgages, the Mortgage Deeds and the Related Security including the right to fix the rate or rates of interest payable under the Mortgage Loans in accordance with the terms thereof (including whilst such Mortgage Loans subsist and subject to the consent of the Mortgages Trustee being given to the setting of such rates), setting the Standard Variable Rate of the Seller, such other discretionary rates and margins applicable to the Mortgage Loans and (other than in respect of the Security Trustee) the rate of (and terms relating to) the Existing Borrowers' Re-Fix Rate in the circumstances referred to in Clause 4 (Interest Rates) of the Administration Agreement provided that nothing in this Clause shall prevent the Seller (or any of its attorneys from time to time) from setting higher rates (and in the case of the Existing Borrowers' Re-Fix Rate, imposing terms more advantageous to the Mortgages Trustee) than those set or to be set or required or to be required by the Mortgages Trustee or Funding under this power of attorney;

      (b) to exercise all the powers exercisable by the Seller by reason of its remaining for the time being the registered owner at the Land Registry or registered or recorded heritable creditor in the Registers of Scotland of any of the Mortgage Loans, the Mortgages, the Mortgage Deeds and the Related Security and in particular, but without prejudice to the generality of the foregoing, to make Further Advances to Borrowers;

      (c) to demand, sue for and receive all moneys due or payable under the Mortgage Loans, the Mortgages, the Mortgage Deeds and the Related Security or any such collateral security or related rights;

      (d) to execute, sign, seal and deliver (using the company seal of the Seller where appropriate) a conveyance, assignation or transfer of the Mortgage Loans, the Mortgages, the Mortgage Deeds and the Related Security or any of them to the Mortgages Trustee and its successors in title or other person or persons entitled to the benefit thereof;

      (e) to execute, sign, seal and deliver (using the company seal of the Seller where appropriate) a conveyance, assignment, assignation or transfer of the Related Security or any item comprised therein (to the extent only that such item or items relate to the Mortgage Loans) to the Mortgages Trustee and its successors in title or other person or persons entitled to the benefit thereof or entitled to be registered or recorded at the Land Registry or the Registers of Scotland as proprietor or heritable creditor thereof (as the case may be);

      (f) to discharge the Mortgages or the Related Security or any of them and to sign, seal, deliver and execute such receipts, releases, surrenders, instruments and deeds as may be required or advisable in order to discharge the relevant Mortgaged Property or Properties from the Mortgages or any of them; and

      (g) to do every other act or thing which the Seller is obliged to do under the Mortgage Sale Agreement or which that Attorney may otherwise consider to be necessary proper or expedient for fully and effectually vesting or transferring the interests sold thereunder in the Mortgage Loans, the Mortgages, the Mortgage Deeds and their Related Security or any or each of them and/or the Seller's estate right and title therein or thereto in the Mortgages Trustee and its successors in title or other person or persons entitled to the benefit thereof (as the case may be) in the same manner and as fully and effectually in all respects as the Seller could have done.

3. Each Attorney shall have the power by writing under its hand by an officer of the Attorney from time to time to appoint a substitute who shall have power to act on behalf of the Seller as if that substitute shall have been originally appointed Attorney by this deed (including, without limitation, the power of further substitution) and/or to revoke any such appointment at any time without assigning any reason therefor.

4. The laws of England shall apply to this deed and the interpretation thereof and to all acts of the Attorney carried out or purported to be carried out under the terms hereof.

5. The Seller hereby agrees at all times hereafter to ratify and confirm whatsoever the said Attorney or its attorneys shall lawfully do or cause to be done in and concerning the Mortgage Loans, the Mortgages or the Mortgage Deeds or their Related Security by virtue of this deed.

IN WITNESS whereof the Seller has executed this document as a deed the day and year first before written.

EXECUTED under THE COMMON SEAL of         )
NORTHERN ROCK PLC                         )
affixed in the presence of:               )

------------------------------
Authorised Signatory

Name:

Title:

------------------------------
Authorised Signatory

Name:

Title:

                                SCHEDULE 10

                                   Part 2

                       POWER OF ATTORNEY IN FAVOUR OF
 THE MORTGAGES TRUSTEE, EACH FUNDING BENEFICIARY AND EACH FUNDING SECURITY
                                  TRUSTEE

THIS DEED OF POWER OF ATTORNEY is made on the [o] by:

(1) NORTHERN ROCK PLC whose registered office is at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL (registered number 3273685) in its capacity as Seller,

in favour of each of:

(2) GRANITE FINANCE TRUSTEES LIMITED whose registered office is at 22 Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands (registered number 79309) in its capacity as Mortgages Trustee;

(3) GRANITE FINANCE FUNDING LIMITED, acting out of its branch office established in England (registered overseas company number FC022999 and branch number BR005916) at 69 Park Lane, Croydon CR9 1TQ

(4) GRANITE FINANCE FUNDING 2 LIMITED whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX; and

(5) THE BANK OF NEW YORK a New York Banking Corporation whose London branch address is at 48th Floor, One Canada Square, London E14 5AL in its capacities as Security Trustee and as Funding 2 Security Trustee.

WHEREAS:

(A) By virtue of a mortgage sale agreement (the "Mortgage Sale Agreement") dated 26 March 2001 and made between (1) the Seller, (2) the Mortgages Trustee (3) Funding and (4) the Security Trustee and as subsequently amended to, amongst other things, include Funding 2 and the Funding 2 Security Trustee as parties thereto, provision was made for the execution by the Seller of this Power of Attorney.

(B)   NOW THIS DEED WITNESSETH:

1. The provisions of the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 19 January (as the same have been and may be amended, varied or supplemented from time to time with the consent of the parties hereto) are expressly and specifically incorporated into and shall apply to this Deed.

2. The Seller irrevocably and by way of security for the performance of the covenants, conditions and undertakings on the part of the Seller contained in the Mortgage Sale Agreement and the Administration Agreement HEREBY APPOINTS each of Funding, Funding 2, the Mortgages Trustee, the Security Trustee and the Funding 2 Security Trustee (each an "Attorney") and any receiver and/or administrator appointed from time to time in respect of Funding, Funding 2 and/or the Mortgages Trustee or their assets severally to be its true and lawful attorney for the Seller and in the Seller's name or otherwise to do any act, matter or thing which any Attorney considers necessary for the protection or preservation of that Attorney's interest in the Mortgage Loans, the Mortgages, the Mortgage Deeds and their Related Security or which ought to be done under the covenants, undertakings and provisions contained in the Mortgage Sale Agreement including (without limitation) any or all of the following that is to say:

      (a) to exercise its rights, powers and discretions under the Mortgage Loans, the Mortgages, the Mortgage Deeds and the Related Security including the right to fix the rate or rates of interest payable under the Mortgage Loans in accordance with the terms thereof (including whilst such Mortgage Loans subsist and subject to the consent of the Mortgages Trustee being given to the setting of such rates), setting the Standard Variable Rate of the Seller, such other discretionary rates and margins applicable to the Mortgage Loans and (other than in respect of the Funding Security Trustees) the rate of (and terms relating to) the Existing Borrowers' Re-Fix Rate in the circumstances referred to in Clause 4 (Interest Rates) of the Administration Agreement provided that nothing in this Clause shall prevent the Seller (or any of its attorneys from time to time) from setting higher rates (and in the case of the Existing Borrowers' Re-Fix Rate, imposing terms more advantageous to the Mortgages Trustee) than those set or to be set or required or to be required by the Mortgages Trustee, Funding or Funding 2 (and their respective Funding Security Trustee) under this power of attorney;

      (b) to exercise all the powers exercisable by the Seller by reason of its remaining for the time being the registered owner at the Land Registry or registered or recorded heritable creditor in the Registers of Scotland of any of the Mortgage Loans, the Mortgages, the Mortgage Deeds and the Related Security and in particular, but without prejudice to the generality of the foregoing, to make Further Advances to Borrowers;

      (c) to demand, sue for and receive all moneys due or payable under the Mortgage Loans, the Mortgages, the Mortgage Deeds and the Related Security or any such collateral security or related rights;

      (d) to execute, sign, seal and deliver (using the company seal of the Seller where appropriate) a conveyance, assignation or transfer of the Mortgage Loans, the Mortgages, the Mortgage Deeds and the Related Security or any of them to the Mortgages Trustee and its successors in title or other person or persons entitled to the benefit thereof;

      (e) to execute, sign, seal and deliver (using the company seal of the Seller where appropriate) a conveyance, assignment, assignation or transfer of the Related Security or any item comprised therein (to the extent only that such item or items relate to the Mortgage Loans) to the Mortgages Trustee and its successors in title or other person or persons entitled to the benefit thereof or entitled to be registered or recorded at the Land Registry or the Registers of Scotland as proprietor or heritable creditor thereof (as the case may be);

      (f) to discharge the Mortgages or the Related Security or any of them and to sign, seal, deliver and execute such receipts, releases, surrenders, instruments and deeds as may be required or advisable in order to discharge the relevant Mortgaged Property or Properties from the Mortgages or any of them; and

      (g) to do every other act or thing which the Seller is obliged to do under the Mortgage Sale Agreement or which that Attorney may otherwise consider to be necessary proper or expedient for fully and effectually vesting or transferring the interests sold thereunder in the Mortgage Loans, the Mortgages, the Mortgage Deeds and their Related Security or any or each of them and/or the Seller's estate right and title therein or thereto in the Mortgages Trustee and its successors in title or other person or persons entitled to the benefit thereof (as the case may be) in the same manner and as fully and effectually in all respects as the Seller could have done.

3. Each Attorney shall have the power by writing under its hand by an officer of the Attorney from time to time to appoint a substitute who shall have power to act on behalf of the Seller as if that substitute shall have been originally appointed Attorney by this deed (including, without limitation, the power of further substitution) and/or to revoke any such appointment at any time without assigning any reason therefor.

4. The laws of England shall apply to this deed and the interpretation thereof and to all acts of the Attorney carried out or purported to be carried out under the terms hereof.

5. The Seller hereby agrees at all times hereafter to ratify and confirm whatsoever the said Attorney or its attorneys shall lawfully do or cause to be done in and concerning the Mortgage Loans, the Mortgages or the Mortgage Deeds or their Related Security by virtue of this deed.

IN WITNESS whereof the Seller has executed this document as a deed the day and year first before written.

EXECUTED under THE COMMON SEAL of         )
NORTHERN ROCK PLC                         )
affixed in the presence of:               )



---------------------
Authorised Signatory

Name:

Title:





---------------------
Authorised Signatory

Name:

Title:

                                SCHEDULE 11
                        FORM OF SCOTTISH TRUST DEED

DECLARATION OF TRUST

among

NORTHERN ROCK PLC, incorporated under the Companies Acts in England (registered number 3273685), having its registered office at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL (in its capacity as seller of the Mortgage Loans, the "Seller" and, in its capacity as a beneficiary of the Mortgages Trust, the "Seller Beneficiary");

GRANITE FINANCE TRUSTEES LIMITED, incorporated under the laws of Jersey (registered number 79309), and having its registered office at 22 Grenville Street, St. Helier, Jersey, JE4 8PX, Channel Islands (the "Mortgages Trustee");

GRANITE FINANCE FUNDING LIMITED, incorporated under the laws of Jersey (registered number 79308), but acting out of its branch office established in England (registered overseas company number FC022999 and branch number BR005916) at 69 Park Lane, Croydon CR9 1TQ ("Funding"); and

GRANITE FINANCE FUNDING 2 LIMITED, incorporated under the laws of England and Wales (registered number 5249387) and having its registered office at Fifth Floor, 100 Wood Street, London EC2V 7EX ("Funding 2" and, together with Funding, each in its capacity as a beneficiary of the Mortgages Trust, the "Funding Beneficiaries" and, together with the Seller Beneficiary, the "Beneficiaries" and each a "Beneficiary").

WHEREAS:

(A) Title to the Scottish Trust Property referred to below is held by and vested in the Seller;

(B) In terms of the Mortgages Trust Deed entered into among the Seller, Funding and the Mortgages Trustee dated 26 March 2001 (as amended, restated, varied, supplemented or novated from time to time, the "Mortgages Trust Deed") and the Mortgages Trust constituted in terms thereof the Mortgages Trustee holds the Trust Property on trust for the Beneficiaries;

(C) In terms of the Mortgage Sale Agreement entered into among the Seller, the Mortgages Trustee, Funding and the Security Trustee dated 26 March 2001 (as amended, restated, varied, supplemented or novated from time to time, the "Mortgage Sale Agreement") the Seller has agreed to sell and assign the Scottish Trust Property to the Mortgages Trustee to be held thereafter by the Mortgages Trustee under and in terms of the Mortgages Trust; and

(D) In implementation of Clause 4.4 of the Mortgage Sale Agreement and pending the taking of legal title to the Scottish Trust Property by the Mortgages Trustee, the Seller has undertaken to grant this deed;

NOW THEREFORE the parties HEREBY AGREE and DECLARE as follows:

1     Interpretation

In this deed:-

1.1 The provisions of the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on [o], 2005 (as the same have been and may be amended, varied or supplemented from time to time with the consent of the parties hereto) are expressly and specifically incorporated into and shall apply to this deed, including the recitals hereto; and

1.2 "Scottish Trust Property" shall mean the Scottish Mortgage Loans and the Scottish Mortgages and other Related Security relative thereto brief particulars of which are detailed in the schedule annexed and executed as relative hereto, together with:

      a) all principal sums (including all Further Advances, Further Draws and Re-Draws), interest and expenses, present or future, comprised therein and secured thereby and the right to demand, recover, receive and give receipts for the same;

      b) the Seller's whole right and interest in the Mortgaged Properties secured by the said Scottish Mortgages;

      c) all rights of action of the Seller against any person in connection with any report, valuation, opinion, certificate, consent or other statement of fact or opinion given in connection with any of the said Scottish Mortgage Loans and their Related Security;

      d) all powers and remedies for enforcing the said Scottish Mortgage Loans and their Related Security and all proceeds resulting therefrom; and

      e) all other monies, rights, interests, benefits and others pertaining thereto or deriving therefrom, including the benefit and proceeds of any insurance policy pertaining thereto.

2     Declaration of Trust

      The Seller hereby DECLARES that from and after the date hereof it holds and, subject to Clause 9 (Termination of Trust) hereof, shall henceforth hold the Scottish Trust Property and its whole rights, title, benefit and interest, present and future, therein and thereto in trust absolutely for the Mortgages Trustee and its assignees (whether absolutely or in security) whomsoever.

3     Intimation

      The Seller hereby intimates to the Mortgages Trustee the coming into effect of the trust hereby declared and created and the Mortgages Trustee by its execution hereof immediately subsequent to the execution of this Deed by the Seller acknowledges such intimation.

4     Dealings with Trust Property and Negative Pledge

      The Seller warrants and undertakes to the Mortgages Trustee that:

      4.1 as at the date hereof, it holds (subject to any pending registration or recording in the Registers of Scotland) legal title to the Scottish Trust Property unencumbered by any fixed or floating charge or other Security Interest;

      4.2 it shall not create or agree to create any fixed or floating charge or other Security Interest over or which may attach to or affect the whole or any part of the Scottish Trust Property or otherwise dispose of the same at any time when such property or part thereof remains subject to the trust hereby created; and

      4.3 it shall deal with the Scottish Trust Property (including without limitation the calculation and setting of any interest rate applicable thereto) in accordance with the provisions of the Transaction Documents and the specific written instructions (if any) of the Mortgages Trustee or its foresaids and shall take, subject to Clause 9 (Termination of Trust) hereof, any such action as may be necessary (including without limitation the raising or defending of any proceedings in any court of law whether in Scotland or elsewhere) to secure or protect the title to the Scottish Trust Property but only in accordance with the specific written instructions (if any) of the Mortgages Trustee or its foresaids.

5     Change of Trustee

      Except with the prior written consent of the Mortgages Trustee or its foresaids and (for so long as each retains any right or interest in the Scottish Trust Property) the Funding Beneficiaries and the Funding Security Trustees, the Seller shall not be entitled to resign office as a trustee or assume a new trustee or trustees under this Deed.

6     Power of Beneficiary

      6.1 The Mortgages Trustee, as beneficiary hereunder, shall have the right in the circumstances stated in Clause 6 (Perfection of the Assignment) of the Mortgage Sale Agreement to complete its title to the Scottish Trust Property or any part thereof or to call upon the Seller to execute and deliver to the Mortgages Trustee or its foresaids valid assignations and transfers (including where applicable Scottish Transfers) of the Scottish Trust Property or any part thereof, and that notwithstanding the winding-up of the Seller or the administration of the Seller, or the appointment of any receiver to all or any part of the Scottish Trust Property.

      6.2 Without prejudice to the generality of Clause 6.1, the Seller undertakes to the Mortgages Trustee and binds and obliges itself that, upon the occurrence of any one of the events specified in Clause 6.1(a) to (f) of the Mortgage Sale Agreement, it will within five London Business Days of such occurrence provide such information as is necessary to enable the Mortgages Trustee to complete Scottish Transfers (including all schedules and annexures thereto) in relation to the whole of the Scottish Mortgages comprised within the Scottish Trust Property.

      6.3 For further assuring the said rights and powers specified in this Clause 6, the Seller has granted a power of attorney in favour of the Mortgages Trustee, each Funding Beneficiary and each Funding Security Trustee substantially in the form set out in Schedule 10 to the Mortgage Sale Agreement.

7     Mortgages Trustee Declaration of Trust

      7.1 The Mortgages Trustee by its said execution of this Deed hereby DECLARES that its whole right, title and beneficial interest in and to the Scottish Trust Property in terms of this Deed are and shall be held (to the extent not already so held) by the Mortgages Trustee under and in terms of the Mortgages Trust and all monies received or held by the Mortgages Trustee relating thereto or deriving therefrom have been and shall be comprised in the Trust Property as defined in the Mortgages Trust Deed and shall be subject to and administered by the whole terms and conditions of the Mortgages Trust Deed and the Administration Agreement.

      7.2 Each of the Seller and the Beneficiaries hereby acknowledge, accept and agree to the declaration constituted by and the whole other terms and conditions of the foregoing Clause 7.1.

8     Mortgages Trust Intimation

      The Mortgages Trustee hereby intimates to the Beneficiaries of the Mortgages Trust, the declaration of trust made in terms of Clause 7 (Mortgages Trustee Declaration of Trust) hereof and the Beneficiaries of the Mortgages Trust by their respective executions of this Deed acknowledge such intimation.

9     Termination of Trust

      If at any time during the subsistence of the trust hereby declared and created:

      9.1 full legal title to any part or parts of the Scottish Trust Property is taken by the Mortgages Trustee or its foresaids in accordance with the provisions of Clause 6 (Perfection of the Assignment) of the Mortgage Sale Agreement (which in the case of any Scottish Mortgage shall be constituted by the registration or recording of the title thereto in the Registers of Scotland); or

      9.2 any Scottish Mortgage Loan and Related Security comprised within the Scottish Trust Property has been repurchased by the Seller pursuant to Clauses 8.4 to 8.6 (inclusive) of the Mortgage Sale Agreement; or

      9.3 any such Scottish Mortgage Loan and Related Security has been redeemed in full and therefore no longer forms part of the Mortgage Portfolio; then the trust hereby declared and created shall (but only when the relevant events or transaction have been completed irrevocably, validly and full) ipso facto fall and cease to be of effect in respect of such part or parts of the Scottish Trust Property but shall continue in full force and effect in respect of the whole remainder (if any) of the Scottish Trust Property.

10    Variation

      This Deed and the trust hereby declared and created shall not be varied in any respect without the consent in writing of the Mortgages Trustee or its foresaids and (for so long as each retains any right or interest in the Scottish Trust Property) each Funding Beneficiary and each Funding Security Trustee.

11    Governing Law

      11.1 This Deed shall be governed by, and construed in accordance with, Scots law, other than Clause 7 (Mortgages Trustee Declaration of Trust) hereof which shall be governed by, and construed in accordance with, English law.

      11.2 The parties hereto submit to the non-exclusive jurisdiction of the Scottish courts so far as not already subject thereto and waive any right or plea of forum non conveniens in respect of such jurisdiction.

12    Registration

      The parties consent to the registration of this deed for preservation.

IN WITNESS WHEREOF these presents consisting of this and the preceding [four] pages together with the Schedule hereto are subscribed by the Seller, the Mortgages Trustee, Funding and Funding 2 as follows:

As Seller and as Seller Beneficiary:

SUBSCRIBED by
NORTHERN ROCK PLC
acting by:

.......................... Director     ................      Director
(Print Full Name)                        (Signature)

.......................... Director/    ................      Director/
(Print Full Name)         Secretary      (Signature)        Secretary

all together at
on

As Mortgages Trustee:

SUBSCRIBED by
GRANITE FINANCE TRUSTEES LIMITED
acting by:

.......................... Director     ................      Director
(Print Full Name)                        (Signature)

.......................... Director/    ................      Director/
(Print Full Name)         Secretary      (Signature)        Secretary

all together at
on

As Funding and as a Funding Beneficiary:

SUBSCRIBED by
GRANITE FINANCE FUNDING LIMITED
acting by:

.......................... Director     ................      Director
(Print Full Name)                        (Signature)

.......................... Director/    ................      Director/
(Print Full Name)         Secretary      (Signature)        Secretary

all together at
on

As Funding 2 and as a Funding Beneficiary:

SUBSCRIBED by
GRANITE FINANCE FUNDING 2 LIMITED
acting by:

.......................... Director     ................      Director
(Print Full Name)                        (Signature)

.......................... Director/    ................      Director/
(Print Full Name)         Secretary      (Signature)        Secretary

This is the Schedule to the foregoing Scottish Trust Deed between Northern Rock PLC, Granite Finance Trustees Limited, Granite Finance Funding Limited and Granite Finance Funding 2 Limited

                Scottish Mortgage Loans and Related Security

1              2                      3           4

Account No.    Property Address       Name(s)     Date of Mortgage
                                                  Completion

                                   SCHEDULE 12
                              LENDING CRITERIA (1)

General

To proceed with obtaining a Mortgage Loan, each prospective Borrower completes an application form (or submits an application on-line) which includes information with respect to the applicant's income from all sources, current employment details, bank account information (where the Borrower has a bank account), current mortgage information (if applicable) and certain other personal information. A credit reference agency search is made against each prospective Borrower at their current address and, if necessary, former addresses, in all cases which will give details of any public information which includes county court judgements and details of any bankruptcy.

Employment details

The Seller generally operates the following policy in respect of the verification of a prospective Borrower's income details. Under this policy, prospective Borrowers are categorised as either "employed" or "self-employed" by the Seller.

Proof of income for employed prospective Borrowers applying for Mortgage Loans may typically be established by:

(a) three monthly payslips from the six month period prior to the date of the loan application plus the Borrower's most recent form P60 (in the case of a prospective Borrower with a low credit score);

(b) two monthly payslips from the six month period prior to the date of the loan application plus the Borrower's most recent form P60 (in the case of a prospective Borrower with a medium credit score); or

(c) the Borrower's most recent monthly payslip (in the case of a prospective Borrower with a high credit score).

Proof of income for self-employed prospective Borrowers may be established by:

(a) a certificate from the Borrower's accountant in acceptable form, the Borrower's accounts for the three years prior to the date of the loan application or the Borrower's tax assessments for the three years prior to the date of the loan application (in the case of a prospective Borrower with a low credit score); or

(b) a certificate from the Borrower's accountant in acceptable form, the Borrower's accounts for the two years prior to the date of the loan application or the Borrower's tax assessments for the two years prior to the date of the loan application (in the case of a prospective borrower with a medium or high credit score).

Under the Seller's fast track program, income is accepted as stated by the prospective Borrower without further proof once positive identification of the Borrower is provided and the Borrower has passed the Seller's credit scoring test. Currently, in order to be eligible for


------------------------
(1) These Lending Criteria apply to Mortgage Loans other than Personal Secured Loans.

the fast track program, the Seller requires that a prospective Borrower attain a high or medium credit score, have a valuation made on the Mortgaged Property, have a property value of at least (GBP)100,000 and be applying for a Mortgage Loan with an LTV ratio no greater than 85% (or no greater than 80% in the case of Mortgage Loans in excess of (GBP)1,000,000). First time buyers, Borrowers with low credit scores, Borrowers employed less than six months and borrowers of Together Mortgage Loans are ineligible for a fast track Mortgage Loan. The eligibility requirements for the Seller's fast track program are subject to change from time to time. Notwithstanding these procedures, the Seller carries out reasonability checks on all non verified applications and retains the right to require proof of income or other credit related information in any case it deems necessary.

Valuation

The Seller requires that a valuation of the Mortgaged Property be obtained either from its in-house valuation department or from an independent firm of professional valuers selected from a panel of approved valuers. Details of professional indemnity insurance held by panel valuers are kept by the Seller. All valuations of Properties are reviewed by the person underwriting the Mortgage Loan and/or the valuation team.

Property Types

The Seller applies the criteria set out below in determining the eligibility of Properties to serve as security for Mortgage Loans. Under these criteria, eligible property types include freehold, heritable and leasehold houses, leasehold and heritable flats and mixed commercial and residential use properties where there is a separate entrance for the residential part of the Mortgaged Property. In the case of a Mortgage Loan secured by a leasehold property, the Seller requires that the unexpired term of the lease be at least 30 years from the end of the agreed mortgage term.

Certain property types falling outside the criteria may be considered on a case by case basis. However, certain property types will not be considered for the purposes of providing security for a Mortgage Loan. The types of property falling within this category comprise freehold flats (in England and Wales), shared ownership or shared equity schemes and properties of non-standard construction of a type considered to be defective.

Loan Amount

Generally, the maximum loan amount is (GBP)2,000,000, but this varies according to the application in question. In exceptional cases, this limit may be exceeded.

Term

Each Mortgage Loan must have an initial term of between 7 and 30 years (in the case of a Together Connections Mortgage Loan) or between 7 and 35 years in the case of all other Mortgage Loans.

Age of applicant

The first named Borrower in respect of a Together Mortgage Loan or a Together Connections Mortgage Loan must be aged 21 or over. All Borrowers in respect of all other Mortgage Loans must be aged 18 or over.. There are no maximum age limits.

Status of applicant(s)

The maximum loan amount of the Mortgage Loan(s) under a Mortgage Account is determined by a number of factors, including the prospective Borrower's income. In determining income, the Seller includes basic salary along with performance or profit-related pay, allowances, mortgage subsidies, pensions, annuities, overtime, bonus and commission.

The Seller will deduct the annual cost of existing commitments of twelve months or more from the prospective Borrower's gross income. Positive proof of the applicant's identity and address is obtained in all cases.

In cases where a prospective Borrower's requests that the Seller takes a secondary income into account, the Seller will consider the sustainability of the prospective Borrower's work hours, the similarity of the jobs and/or skills, the commuting time and distance between jobs, the length of employment at both positions and whether the salary is consistent with the type of employment. The Seller will determine, after assessing the above factors, if it is appropriate to use both incomes. If so, a portion of the secondary income will be used as part of the normal income calculation.

Where there are two prospective Borrowers, the Seller adds joint incomes together for the purposes of calculating the prospective Borrowers' total income. In determining the loan amount available to the applicants the Seller may use the higher of the joint income multiplied by the appropriate income multiple or the highest of the two incomes multiplied by the appropriate income multiple plus the lower income. The Seller may, at its discretion, consider the income of one additional prospective Borrower as well, but only at a maximum income multiple of 1.

The Seller may exercise discretion within its lending criteria in applying those factors that are used to determine the maximum amount a prospective Borrower can borrow. Accordingly, these parameters may vary for some Mortgage Loans. The Seller may take the following into account when applying discretion: credit score result, existing customer relationship, LTV and total income needed to support the Mortgage Loan.

Credit history

(a)   Credit search

      A credit search is carried out in respect of all prospective Borrowers. Applications may be declined where an adverse credit history (for example, county court judgment (or the Scottish equivalent), default or bankruptcy notice) is revealed.

(b)   Existing lender's reference

      In some cases the Seller may seek a reference from any existing and/or previous lender. Any reference must satisfy the Seller that the account has been properly conducted and that no history of material arrears exists. The Seller may substitute the reference with the bureau record obtained as a result of the credit search.

Scorecard

The Seller uses some of the criteria described here and various other criteria to produce an overall score for the application that reflects a quantitative measure of the risk of advancing the Mortgage Loan. The scorecard has been developed using the Seller's own data and experience of its own Mortgage accounts. The lending policies and processes are determined centrally to ensure consistency in the management and monitoring of credit risk exposure. Full use is made of software technology in credit scoring new applications. Credit scoring applies statistical analysis to publicly available data, closed user group data obtained from credit reference agencies and customer-provided data to assess the likelihood of a mortgage account going into arrears. The Seller also uses behavioral scoring, which uses customer data on existing accounts and closed user group data obtained from credit reference agencies to make further lending decisions, calculate impairment allowances and prioritize action in case of arrears.

The Seller reserves the right to decline an application that has achieved a passing score. The Seller does have an appeals process if a prospective Borrower believes that his/her application has been unfairly declined. It is the Seller's policy to allow only authorized individuals to exercise discretion in granting variances from the scorecard.

Discretion to lend outside Lending Criteria

On a case-by-case basis, and within approved limits as detailed in the Seller's lending policy, the Seller may have determined that, based upon compensating factors, a prospective Borrower who did not strictly qualify under its lending criteria warranted an underwriting exception. Compensating factors may include, but are not limited to, a low LTV ratio, stable employment and time in residence at the applicant's current residence.

Maximum Loan To Value

The maximum LTV ratio permitted for prospective Borrowers applying for Mortgage Loans secured by Mortgaged Properties valued up to (GBP)300,000 is 95% of the lower of the purchase price or valuation of the Mortgaged Property determined by the relevant valuation. The maximum LTV ratio permitted for prospective Borrowers applying for Mortgage Loans secured by Mortgaged Properties valued up to (GBP)1,000,000 is 90% of the lower of the purchase price or valuation of the Mortgaged Property determined by the relevant valuation. The maximum LTV ratio permitted for prospective Borrowers applying for Mortgage Loans secured by Mortgaged Properties valued over (GBP)1,000,000 is 85% of the lower of the purchase price or valuation of the Mortgaged Property determined by the relevant valuation. The maximum LTV ratio permitted for prospective Borrowers applying for Interest-Only Mortgage Loans (without a repayment vehicle) and Combination Repayment and Interest-Only Mortgage Loans (without a repayment vehicle) is 75% of the lower of the purchase price or valuation of the Mortgaged Property determined by the relevant valuation.

                                   SCHEDULE 13
                             STANDARD DOCUMENTATION

------------------------------------------------------------------------------------------------------
Document Description                                       Northern Rock   Period of Use
                                                           Document ID
------------------------------------------------------------------------------------------------------
Mortgage Offer General Conditions
------------------------------------------------------------------------------------------------------
Mortgage Offer General Conditions                          ADV6/0695            01/06/95-01/07/95
------------------------------------------------------------------------------------------------------
Mortgage Offer General Conditions                          ADV6/0795            01/07/95-31/12/95
------------------------------------------------------------------------------------------------------
Mortgage Offer General Conditions                          ADV6/0196            01/01/96-30/11/96
------------------------------------------------------------------------------------------------------
Mortgage Offer General Conditions                          ADV6/1296            12/96
------------------------------------------------------------------------------------------------------
Mortgage Offer General Conditions                          ADV6B/1296           01/12/96-30/09/97
------------------------------------------------------------------------------------------------------
Mortgage Offer General Conditions                          ADV6/1097            01/10/97-31/12/97
------------------------------------------------------------------------------------------------------
Mortgage Offer General Conditions                          ADV6B/1297           01/12/97-31/12/97
------------------------------------------------------------------------------------------------------
Mortgage Offer General Conditions                          ADV6B/0198           01/01/98-31/05/98
------------------------------------------------------------------------------------------------------
Mortgage Offer General Conditions                          ADV6B/0698           01/06/98-31/12/98
------------------------------------------------------------------------------------------------------
Mortgage Offer General Conditions                          ADV6B/0199           01/01/99-31/08/99
------------------------------------------------------------------------------------------------------
Mortgage Offer General Conditions                          ADV6B/0999           01/09/99-29/02/00
------------------------------------------------------------------------------------------------------
Mortgage Offer General Conditions                          ADV6B/0300           01/03/00-31/08/00
------------------------------------------------------------------------------------------------------
Mortgage Offer General Conditions                          OBA1/0900            01/09/00-31/12/00
------------------------------------------------------------------------------------------------------
Mortgage Offer General Conditions                          OBS1/0900            01/09/00-31/12/00
------------------------------------------------------------------------------------------------------
Mortgage Offer General Conditions                          OBA1/0101            01/01/01-30/06/01
------------------------------------------------------------------------------------------------------
Mortgage Offer General Conditions                          OBS1/0101            01/01/01-30/06/01
------------------------------------------------------------------------------------------------------
Mortgage Offer General Conditions                          ADV282/JULY2001      01/07/01-31/10/04
------------------------------------------------------------------------------------------------------
Mortgage Offer General Conditions                          LEG5 11/2004         01/11/04-present
------------------------------------------------------------------------------------------------------
Mortgage Conditions
------------------------------------------------------------------------------------------------------
Northern Rock Building Society Rules                       GEN128/1.94          28/04/92-30/09/97
------------------------------------------------------------------------------------------------------
Northern Rock Building Society Mortgage Conditions         ADV72 06/95          01/06/95-31/07/97
------------------------------------------------------------------------------------------------------
Northern Rock plc Mortgage Conditions                      ADV72 08/97          01/08/97-30/06/01
------------------------------------------------------------------------------------------------------


                                       84

------------------------------------------------------------------------------------------------------
Northern Rock plc Mortgage Conditions 2001                 ADV276               /LEG3 01/07/01-present
                                                           07/2001
------------------------------------------------------------------------------------------------------
Connections Conditions                                     MAR631 27.11.02      29/11/02-present
------------------------------------------------------------------------------------------------------
Together Connections Conditions                            MAR422 1.5.01        01/05/01-present
------------------------------------------------------------------------------------------------------
Together Connections Conditions                            MAR422 7.8.02        07/08/02-present
------------------------------------------------------------------------------------------------------
Northern Rock Scottish Mortgage Conditions 1995            SEC33/0296           01/02/96-30/09/97
------------------------------------------------------------------------------------------------------
Northern Rock Scottish Mortgage Conditions 1997            SEC33/1097           01/10/97-31/10/00
------------------------------------------------------------------------------------------------------
Northern Rock Scottish Mortgage Conditions 1997            SEC33/11.00          01/11/00-31/12/00
------------------------------------------------------------------------------------------------------
Northern Rock plc Scottish Mortgage Conditions 2001        SEC 72/01.2001       01/01/01-30/06/01
------------------------------------------------------------------------------------------------------
Northern Rock plc Scottish Mortgage Conditions 2001        SEC 72/07.01         01/07/01-present
                                                           LEG4 07/2001
------------------------------------------------------------------------------------------------------
Together Connections Current Account Terms and Conditions  N/A                  Undated
------------------------------------------------------------------------------------------------------
Special Conditions
------------------------------------------------------------------------------------------------------
Variable Mortgage Special Conditions                       Various              Various
------------------------------------------------------------------------------------------------------
Fixed Rate Mortgage Special Conditions                     Various              Various
------------------------------------------------------------------------------------------------------
Capped Rate Mortgage Special Conditions                    Various              Various
------------------------------------------------------------------------------------------------------
Discount Rate Mortgage Special Conditions                  Various              Various
------------------------------------------------------------------------------------------------------
Tracker Rate Mortgage Special Conditions                   Various              Various
------------------------------------------------------------------------------------------------------
CAT Mortgage Special Conditions                            Various              Various
------------------------------------------------------------------------------------------------------
Cashback Mortgage Special Conditions                       Various              Various
------------------------------------------------------------------------------------------------------
Connections Mortgage Special Conditions                    Various              Various
------------------------------------------------------------------------------------------------------
Together Mortgage Special Conditions                       Various              Various
------------------------------------------------------------------------------------------------------
Together Connections Mortgage Special Conditions           Various              Various
------------------------------------------------------------------------------------------------------


                                       85

------------------------------------------------------------------------------------------------------
Miscellaneous Special Conditions                           Various              Various
------------------------------------------------------------------------------------------------------
Mortgage Deeds
------------------------------------------------------------------------------------------------------
Mortgage Deed                                              SEC 8/06.95          01/06/95-31/07/97
------------------------------------------------------------------------------------------------------
Mortgage Deed (Transitional)                               SEC 8T/08.97         01/08/97-30/09/97
------------------------------------------------------------------------------------------------------
Mortgage Deed                                              SEC 8/10.97          01/10/97-30/06/01
------------------------------------------------------------------------------------------------------
Mortgage Deed                                              SEC 070 07/01        01/07/01-30/09/04
------------------------------------------------------------------------------------------------------
Mortgage Deed                                              SOL 11 07/01         01/07/01-30/09/04
------------------------------------------------------------------------------------------------------
Mortgage Deed (Flexible Mortgages)                         LEG10 1.10.04        01/10/04-present
------------------------------------------------------------------------------------------------------
Mortgage Deed (Standard)                                   LEG11                01/10/04-present
------------------------------------------------------------------------------------------------------
Mortgage Deed (Together)                                   SOL 1                01/10/99-31/07/00
------------------------------------------------------------------------------------------------------
Mortgage Deed (Together)                                   SOL 1 08/00          01/08/00-31/01/01
------------------------------------------------------------------------------------------------------
Mortgage Deed (Together)                                   MD542Q               01/02/99-31/01/01
------------------------------------------------------------------------------------------------------
Mortgage Deed (Together)                                   SOL 1 02/01          01/02/01-present
------------------------------------------------------------------------------------------------------
Standard Security                                          ADV58. 09/95         01/09/95-30/09/97
------------------------------------------------------------------------------------------------------
Standard Security                                          SEC 53 10/97         01/10/97-31/05/01
------------------------------------------------------------------------------------------------------
Standard Security                                          ADV278. 06/01        01/06/01-01/10/04
------------------------------------------------------------------------------------------------------
Standard Security                                          LEG13 1.10.04        01/10/04-present
------------------------------------------------------------------------------------------------------
Standard Security (Together)                               SOL02 2000           Undated
------------------------------------------------------------------------------------------------------
Personal Secured Loans Terms and Conditions
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the CCA 1974 (Personal       ADV13506/95          01/06/95-
Secured Loans) (with Terms and Conditions attached)
------------------------------------------------------------------------------------------------------
Loan Agreement (Flexible Plan) (with Terms and Conditions  ADVCR2               01/07/95-
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      ADV 138 09/95        01/09/95-
1974 (Personal Secured Loan)
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the CCA 1974 (Flexible       ACR1 07/96           01/07/96-
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      ACR1/1097            01/10/97-
1974 - Flexible Plan
------------------------------------------------------------------------------------------------------
Loan Agreement - Flexible Plan                             ACR2/1097            01/10/97-
------------------------------------------------------------------------------------------------------


                                       86

------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      ADV135 10/97         01/10/97-
1974 - Personal Secured Loan
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      ADV138.10.97         01/10/97-
1974 (Personal Secured Loan)
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      MAR 127 01/06/98     01/06/98-
1974 (Personal Secured Loan)
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      MAR 126 6/98         01/06/98-
1974 - Fixed Rate
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      SEC54/04.98          01/04/98-
1974 (Omiga PSL Base)
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      SEC54/04.98          01/04/98-
1974 (Omiga PSL Fixed)
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      MAR 126 4/00         01/04/00-
1974 - Fixed Rate
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      MD1/0900             01/09/00-
1974 (Omiga Flexible Plan)
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      CA135A/0900          01/09/00-
1974 - Variable Rate
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      CA126A/0900          01/09/00-
1974 - Variable Rate
------------------------------------------------------------------------------------------------------
Credit Agreement regulated by the Consumer Credit Act      CA127/0900           01/09/00-
1974 - Original + 2 Copies
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      CA138/0900           01/09/00-
1974
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      ACR1/1000            01/10/00-
1974 - Flexible Plan
------------------------------------------------------------------------------------------------------
Loan Agreement - Flexible Plan                             ACR2/1000            01/10/00-

------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      CA125/0102           01/01/02-
1974 -
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      CA126/0103           01/01/03-
1974
------------------------------------------------------------------------------------------------------
Loan Agreement (Flexible Plan)                             ACR1/0103            01/01/03-
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      ACR2/0103            01/01/03-
1974 (Flexible Plan)
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by Consumer Credit Act 1974     ACR3/0103            01/01/03-
------------------------------------------------------------------------------------------------------
Loan Agreement (Flexible Plan - Scotland)                  ACR4/0103            01/01/03-
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act 1974 CA127 01/03          01/01/03-
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      Flexible Plan        01/07/95-
1974 (Scotland)                                            (Scotland) - ADVCR3
                                                           07/95
------------------------------------------------------------------------------------------------------


                                       87

------------------------------------------------------------------------------------------------------
Loan Agreement - Flexible Plan (Scotland)                  ADVCR4 07/95         01/07/95-
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      ADR3A-C/0796         01/07/96-
1974 - Flexible Plan (Scotland)
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      ADR3A-C/1097         01/10/97-
1974 - Flexible Plan (Scotland)
------------------------------------------------------------------------------------------------------
Loan Agreement - Flexible Plan (Scotland)                  ACR4A-C/1097         01/10/97-
------------------------------------------------------------------------------------------------------
Loan Agreement - Flexible Plan (Scotland)                  ACR4A-C/0298         01/02/98-
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      ACR3A-C/0798         01/07/98-
1974 - Flexible Plan (Scotland)
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      ACR3A-C/1000         01/10/00-
1974 - Flexible Plan (Scotland)
------------------------------------------------------------------------------------------------------
Loan Agreement - Flexible Plan (Scotland)                  ACR4A-C/1000         01/10/00-
------------------------------------------------------------------------------------------------------
Personal Secured Loans - Mortgage Deeds
------------------------------------------------------------------------------------------------------
Mortgage Deed (HMLR filing ref MD 144 G)                   SEC 54/06/95         01/06/95-
Northern Rock Building Society
[Used for Flexible Plan - Non-CCA Loans]
------------------------------------------------------------------------------------------------------
Mortgage Deed (relating to a Regulated Agreement under     SEC 52/06/95         01/06/95-
the Consumer Credit Act 1974)
(HMLR filing ref MD 144 H)
Northern Rock Building Society
[Used for Flexible Plan CCA Loans]
------------------------------------------------------------------------------------------------------
Mortgage Deed (HMLR filing ref MD 144 J)                   SEC 44/06/95         01/06/95-
Northern Rock Building Society
[Used for Flexible Plan - Non-CCA Loans]
------------------------------------------------------------------------------------------------------
Mortgage Deed (relating to a Regulated Agreement under     SEC 52. 10/97        01/10/97-
the Consumer Credit Act 1974)
(HMLR filing ref MD 542 M)
Northern Rock plc
[Used for Flexible Plan CCA Loans]
------------------------------------------------------------------------------------------------------


                                       88

------------------------------------------------------------------------------------------------------
Mortgage Deed (HMLR filing ref MD 542 L)                   SEC 44. 10/97        01/10/97-
Northern Rock plc
[Used for Flexible Plan - Non-CCA Loans]
------------------------------------------------------------------------------------------------------
Mortgage Deed (HMLR filing ref 542 N)                      SEC 54. 10/97        01/10/97-
Northern Rock plc
[Used for Flexible Plan - Non-CCA Loans]
------------------------------------------------------------------------------------------------------
Mortgage Deed (HMLR filing ref MD542 N)                    SEC 54. 04.98        01/04/98-
Northern Rock plc
[Used for Flexible Plan - Non-CCA Loans]
------------------------------------------------------------------------------------------------------
Mortgage Deed (relating to a Regulated Agreement under     SEC 52. 03/00        01/03/00-
the Consumer Credit Act 1974)
(HMLR filing ref MD 542 M)
Northern Rock plc
[Used for Flexible Plan CCA Loans]
------------------------------------------------------------------------------------------------------
Mortgage Deed (HMLR filing ref MD 542L)                    MD2/0900 on cover    01/09/00-
Northern Rock plc                                          and MD2B/0900 on
[Used for Flexible Plan - Non-CCA Loans]                   reverse
------------------------------------------------------------------------------------------------------
Mortgage Deed (relating to a Regulated Agreement under     MD1/0900 on cover    01/09/00-
the Consumer Credit Act 1974)                              and MD1B/0900 on
(HMLR filing ref MD 542 M)                                 reverse
Northern Rock plc
[Used for Flexible Plan CCA Loans]
------------------------------------------------------------------------------------------------------
Mortgage Deed (HMLR filing ref MD 542 N)                   MD3/0900             01/09/00-
Northern Rock plc
[Used for Flexible Plan - Non-CCA Loans]
------------------------------------------------------------------------------------------------------
Together Credit/Loan Agreements
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      DDL/0299             01/02/99-
1974 - Drawdown Loan
[Used for Together Flexible Loans up to (GBP)25,000]
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      TFCA/1099            01/02/99-
1974 - Drawdown Loan
[Used for Together Flexible Loans up to (GBP)25,000]
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      TFIX/0200            01/02/00-
1974 - Together Fixed
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      TVCA/0200            01/02/00-
1974 - Together Variable
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      CATC/0502            01/05/02-
1974 - Drawdown Loan
[Used for Together Flexible Loans up to (GBP)25,000]
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      ABTC/0802            01/08/02-
1974 - Together Fixed
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      TVCAB/0902           01/90/02-
1974 - Together Variable
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act 1974 03/02                01/03/02-
"MPU" Drawdown Loan Agreement                              CATC/0502

------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      ?                    01/08/02-
1974 - Together Variable
"MPU" Unsecured Loan Agreement
------------------------------------------------------------------------------------------------------
Credit Agreement Regulated by the Consumer Credit Act      TFWT/0703            01/07/03-
1974 - Together Fixed with Tracker
------------------------------------------------------------------------------------------------------


                                       89

------------------------------------------------------------------------------------------------------
Deeds of Variation
------------------------------------------------------------------------------------------------------
Deed of Variation of Mortgage and Receipt for Further      SEC 40. 10/97        01/10/97-
Advance (HMLR filing ref MD 542 P)
Northern Rock plc
------------------------------------------------------------------------------------------------------
Deed of Variation of Mortgage and Receipt for Further      SOL005 09/00         01/09/00-
Advance (HMLR filing ref MD 542 X)
Northern Rock plc
------------------------------------------------------------------------------------------------------
Deed of Variation of Mortgage and Receipt for Further      SOL008 09/00         01/0901-
Advance (HMLR filing ref MD 542 Y)
Northern Rock plc
------------------------------------------------------------------------------------------------------
Deed of Variation of Mortgage and Receipt for Further      SEC071 July 2001     01/07/01-
Loan (HMLR filing ref MD 691 B)
Northern Rock plc
------------------------------------------------------------------------------------------------------
Deed of Variation of Mortgage and Receipt for Further      SOL012/ July 2001    01/07/01-
Loan (With Guarantor) (HMLR filing ref MD 691 C)
Northern Rock plc
------------------------------------------------------------------------------------------------------
Deed of  Variation  of  Mortgage  and  Receipt for Further  MD691N              10/11/04-present
Loan (Scotland)
------------------------------------------------------------------------------------------------------
Deed of Variation of Security and Receipt for Further      ADV152./10.97        01/10/97-
Advance (Scotland)
------------------------------------------------------------------------------------------------------
Deed of Variation of Security and Receipt for Further      ADV152. 01/94        01/01/94-
Advance (Scotland)
------------------------------------------------------------------------------------------------------
Deed of Variation of Security and Receipt for Further      ADV152. 09/95        01/09/95-
Advance (Scotland)
------------------------------------------------------------------------------------------------------
Deed of Variation of Security and Receipt for Further      ADV152. 10/97        01/10/97-
Advance (Scotland)
------------------------------------------------------------------------------------------------------
Deed of Variation of Security and Receipt for Further      ADV281/05.01         01/05/01-
Advance (Scotland)
------------------------------------------------------------------------------------------------------
Deed of Variation of Security and Receipt for Further      ADV279 06/01         01/06/01-
Advance (with Guarantor) (Scotland)
------------------------------------------------------------------------------------------------------
Deeds of Guarantee/Guarantors Confirmations
------------------------------------------------------------------------------------------------------
Guarantors Confirmation (Existing Borrowers)              ADV 266.7/97          01/07/97-
Northern Rock Building Society
------------------------------------------------------------------------------------------------------
Guarantors Confirmation (Existing Borrowers)              ADV 266.10/97         01/10/97-
Northern Rock Building Society
------------------------------------------------------------------------------------------------------
Guarantors Confirmation                                   ADV 265.10/97         01/10/97-
Northern Rock plc
------------------------------------------------------------------------------------------------------
Guarantors Confirmation                                   ADV 265.06/00         01/06/00-
Northern Rock plc
------------------------------------------------------------------------------------------------------
Deed of Guarantee                                         SOL013 / July 2001    01/07/01- present
Northern Rock plc
------------------------------------------------------------------------------------------------------
Guarantors Confirmation                                   NRDGC 05/02           01/05/02-
Northern Rock plc
------------------------------------------------------------------------------------------------------
Deed of Guarantee (Scotland)                               ADV277 06/2001       01/06/01-present
------------------------------------------------------------------------------------------------------


                                       90

------------------------------------------------------------------------------------------------------
Occupiers Consents
------------------------------------------------------------------------------------------------------
Agreement and Undertaking                                 scjh0404/stand        Undated

------------------------------------------------------------------------------------------------------
Agreement and Undertaking                                 (LIF)LIFE30           01/08/97-

------------------------------------------------------------------------------------------------------
Agreement and Undertaking                                 st/peps               01/10/97-

------------------------------------------------------------------------------------------------------
Agreement and Undertaking                                 JAGO3/0500            01/05/00-

------------------------------------------------------------------------------------------------------
Agreement and Undertaking                                 UNDERTAKE June 2000   01/06/00-

------------------------------------------------------------------------------------------------------
Affidavit (re: Matrimonial Home/Occupancy Rights)         ADV 77/1/87
(Scotland)
------------------------------------------------------------------------------------------------------
Consent by Non-Entitled Spouse (Scotland)                 ADV 64. /09.95        01/09/95-
------------------------------------------------------------------------------------------------------
Consent by Non-Entitled Spouse (Scotland)                 ADV64.10/97           01/10/97-
------------------------------------------------------------------------------------------------------
Affidavit (re: Matrimonial Home/Occupancy Rights)         ADV77/10.97           01/10/97-
(Scotland)
------------------------------------------------------------------------------------------------------
Affidavit (re: Matrimonial Home/Occupancy Rights)         ADV77 /07.00          01/07/00-
(Scotland)
------------------------------------------------------------------------------------------------------
Consent by Non-Entitled Spouse (Pre 09/95) (Scotland)     ADV 64                Undated
------------------------------------------------------------------------------------------------------
Form re. Certificate of Consent (Scotland)                (PLN)/PERS41          Undated
------------------------------------------------------------------------------------------------------
Re-Advance/Further Advance Receipts
------------------------------------------------------------------------------------------------------
Re-advance/Further Advance Receipt                        SEC 37/11/93
------------------------------------------------------------------------------------------------------
Re-Advance/Further Advance Receipt                        SEC 37 /10.97         01/10/97-
Northern Rock plc
------------------------------------------------------------------------------------------------------
Receipt for Further Advance                               ADV60./10.97          01/10/97-
------------------------------------------------------------------------------------------------------
Re-Advance/Further Advance Receipt                        SEC37/07.01           01/97/01-
------------------------------------------------------------------------------------------------------
Deeds of Postponement
------------------------------------------------------------------------------------------------------
Deed of Postponement (relating to a Flexible Plan Loan    FLEX06- 1995          1995-
regulated by the Consumer Credit Act 1974)
------------------------------------------------------------------------------------------------------
Deed of Postponement (relating to a Flexible Plan Loan    FLEX07- 1995          1995-
regulated by the Consumer Credit Act 1974)
------------------------------------------------------------------------------------------------------
Deed of Postponement (relating to a Personal Secured      PERS09- 1995          1995-
Loan regulated by the Consumer Credit Act 1974)
------------------------------------------------------------------------------------------------------
Deed of Postponement (relating to a Personal Secured      PERS10- 1995          1995-
Loan regulated by the Consumer Credit Act 1974)
------------------------------------------------------------------------------------------------------
Deed of Postponement                                      PERS20- 1995          1995-
------------------------------------------------------------------------------------------------------


                                       91

------------------------------------------------------------------------------------------------------
Deed of Postponement                                      PERS21- 1995          1995-
------------------------------------------------------------------------------------------------------
Postponed Standard Security                               SEC 53. 09/95         01/09/95-
------------------------------------------------------------------------------------------------------
Deed of Postponement (relating to a Flexible Plan Loan    (PLN)/FLEX07 -        01/10/95-
regulated by the Consumer Credit Act 1974)                01/10/1995
------------------------------------------------------------------------------------------------------
Deed of Postponement (relating to a Personal Secured      (PLN)/PERS09-01/10/19901/10/97-
Loan regulated by the Consumer Credit Act 1974)
------------------------------------------------------------------------------------------------------
Deed of Postponement (relating to a Personal Secured      (PLN)/PERS10-01/10/97 01/10/97-
Loan regulated by the Consumer Credit Act 1974)
------------------------------------------------------------------------------------------------------
Deed of Postponement                                      (PLN)/PERS21-01/10/19901/10/97-
------------------------------------------------------------------------------------------------------
Postponed Standard Security                               SEC53.10/97           01/10/97
------------------------------------------------------------------------------------------------------
Deed of Postponement                                      (PLN)/PERS20 -        01/10/99-
                                                          01/10/1999
------------------------------------------------------------------------------------------------------
Deed of Postponement (relating to a Personal Secured      (PLN)/PERS10A - 2000  2000-
Loan regulated by the Consumer Credit Act 1974)
------------------------------------------------------------------------------------------------------
Deed of Postponement                                      (PLN)/PERS21A - 2000  2000-
------------------------------------------------------------------------------------------------------
Deed of Postponement (relating to a Flexible Plan Loan    (PLN)/FLEX07A - 2000  2000-
regulated by the Consumer Credit Act 1974)
------------------------------------------------------------------------------------------------------

                                   APPENDIX A
                       THE INITIAL MORTGAGE LOAN PORTFOLIO

Account No      Property Address     Name of Borrower(s)       Date of Mortgage     Current Balance
                                                               Completion








                                       93